This is filed pursuant to Rule 497(b).
File Nos. 033-15044 and 811-05207.

                       ACM GOVERNMENT INCOME FUND, INC.
                     ACM GOVERNMENT SECURITIES FUND, INC.
                      ACM GOVERNMENT SPECTRUM FUND, INC.
                     ACM GOVERNMENT OPPORTUNITY FUND, INC.

                          1345 Avenue of the Americas
                           New York, New York 10105
                           Toll Free (800) 221-5672

                                                        September 12, 2000

  To the stockholders of ACM Government Income Fund, Inc. ("ACM I"), ACM Government Securities Fund, Inc. ("ACM II"), ACM Government Spectrum Fund, Inc. ("ACM III") and ACM Government Opportunity Fund, Inc. ("ACM IV"):

  At the Special Meetings of Stockholders of ACM I, ACM II, ACM III and ACM IV (individually a "Fund" and collectively the "Funds") to be held on November 14, 2000, stockholders of ACM I will be asked to consider and approve the acquisition of the assets and liabilities of each of ACM II, ACM III and ACM IV (the "Acquired Funds") by ACM I and the stockholders of the Acquired Funds will be asked to approve the acquisitions of each such Fund's assets and liabilities by ACM I. Each Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended, and advised by Alliance Capital Management L.P. The proposed acquisitions are described in more detail in the combined Prospectus/Proxy Statement.

  The Funds are very similar, with closely similar investment objectives and only relatively narrow differences among their investment policies. It is anticipated that the proposed acquisitions will result in benefits to the stockholders of each of the Funds, as is discussed more fully in the attached combined Prospectus/Proxy Statement, including projected reductions in the expense ratios.

  The Board of Directors of each Fund has given careful consideration to the proposed acquisition applicable to it and has concluded that the acquisition (and, with respect to ACM I, the acquisitions both individually and collectively) are in the best interests of the Fund and its stockholders. If the acquisitions are approved, each Acquired Fund stockholder will receive ACM I shares having an aggregate net asset value equal to the aggregate net asset value of the stockholder's shares in the Acquired Fund. The Acquired Fund would then cease operations.

  Stockholders of the Acquired Funds will not be assessed any sales charges or other fees in connection with the proposed acquisitions. Please note that the closing of one acquisition is not contingent upon the closing of any of the other acquisitions.

  We welcome your attendance at the Special Meetings of Stockholders. If you are unable to attend, please sign, date and return the enclosed proxy card promptly in order to avoid additional proxy solicitation expenses. The Board of Directors of each Fund recommends that you vote your proxy for the proposed acquisition.

                                   Sincerely,

                                   John D. Carifa
                                   President and Chairman of the Boards of
                                     Directors

[LOGO OF ALLIANCE CAPITAL]
     ACM GOVERNMENT INCOME FUND, INC.
     ACM GOVERNMENT SECURITIES FUND, INC.
     ACM GOVERNMENT SPECTRUM FUND, INC.
     ACM GOVERNMENT OPPORTUNITY FUND, INC.

--------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
--------------------------------------------------------------------------------

                   NOTICE OF SPECIAL MEETINGS OF STOCKHOLDERS

                            September 12, 2000

  To the stockholders of ACM Government Income Fund, Inc. ("ACM I"), ACM Government Securities Fund, Inc. ("ACM II"), ACM Government Spectrum Fund, Inc. ("ACM III") and ACM Government Opportunity Fund, Inc. ("ACM IV"), each a Maryland corporation:

  Notice is hereby given that Special Meetings of the Stockholders of ACM II, ACM III and ACM IV (each an "Acquired Fund") and ACM I will be held at 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105 on November 14, 2000 at 3:00 p.m., Eastern Time (the "Meetings"), to consider and vote on the following, all of which are more fully described in the accompanying Prospectus/Proxy Statement:

  1. Approval of an Agreement and Plan of Acquisition and Liquidation (the "Plan") between ACM I and each Acquired Fund, as applicable to such stockholders, providing for the acquisition by ACM I of all of the assets and assumption of all of the liabilities of each Acquired Fund in exchange for ACM I shares. A vote in favor of this proposal by the stockholders of each Acquired Fund also will constitute a vote in favor of the liquidation and dissolution of that Fund and termination of its registration under the Investment Company Act of 1940. A vote in favor of this proposal by the stockholders of ACM I also will constitute a vote in favor of the issuance of additional shares of ACM I to the stockholders of the Acquired Funds pursuant to the Plan.

  2. Any other business that may properly come before the Meetings.

  The Board of Directors of each Acquired Fund and ACM I has fixed the close of business on August 25, 2000 as the record date for determination of stockholders entitled to notice of, and to vote at, the Meetings and any postponements or adjournments thereof. The enclosed proxy is being solicited on behalf of the Boards of Directors. Each stockholder who does not expect to attend in person is requested to complete, date, sign and promptly return the enclosed proxy card.

  The Board of Directors of ACM I and each Acquired Fund recommends that you vote FOR the Proposal.

                                   By Order of the Boards of Directors,

                                   Edmund P. Bergan, Jr.
                                      Secretary

New York, New York

September 12, 2000

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

  Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also be able to vote by telephone or via the Internet as described in the accompanying Prospectus/Proxy Statement. Your vote is very important no matter how many shares you own. In order to save any additional costs of further proxy solicitation and to allow the Meetings to be held as scheduled, please vote your proxy promptly.

--------------------------------------------------------------------------------
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                           PROSPECTUS/PROXY STATEMENT

                    ACQUISITION OF THE ASSETS AND ASSUMPTION
                             OF THE LIABILITIES OF

                      ACM GOVERNMENT SECURITIES FUND, INC.
                       ACM GOVERNMENT SPECTRUM FUND, INC.
                     ACM GOVERNMENT OPPORTUNITY FUND, INC.

                       BY, AND IN EXCHANGE FOR SHARES OF,

                        ACM GOVERNMENT INCOME FUND, INC.

                            September 12, 2000

What is This Document and Why Did We Send it to You?

  On July 19-20, 2000, the Boards of Directors of ACM Government Securities Fund, Inc. ("ACM II"), ACM Government Spectrum Fund, Inc. ("ACM III") and ACM Government Opportunity Fund, Inc. ("ACM IV" and, together with ACM II and ACM III, the "Acquired Funds") and ACM Government Income Fund, Inc. ("ACM I" and, together with the Acquired Funds, the "Funds") approved the acquisition of the Acquired Funds by ACM I. Stockholders of ACM I and the Acquired Funds are being asked to approve an Agreement and Plan of Acquisition and Liquidation (a "Plan" and collectively, the "Plans") between ACM I and each Acquired Fund. Each Plan provides for (i) the transfer of all the assets of the Acquired Fund to ACM I,
(ii) the assumption by ACM I of all the liabilities of that Acquired Fund and the subsequent liquidation and dissolution of the Acquired Fund and (iii) the issuance to each Acquired Fund's stockholders of shares of ACM I, equal in aggregate net asset value ("NAV") to the aggregate NAV of their former shares (an "Acquisition" and collectively, the "Acquisitions"). Stockholders of an Acquired Fund that participate in the Acquired Fund's Dividend Reinvestment Plan ("DRIP") will receive full and fractional shares of ACM I equal to the aggregate NAV of their shares. All other Acquired Fund stockholders ("Non-DRIP stockholders") will receive full shares of ACM I plus cash in lieu of fractional shares equal to the aggregate NAV of their shares. Approval of the Plans by ACM I stockholders will constitute their approval of the proposed issuances of ACM I shares under the Plans. This Prospectus/Proxy Statement contains the information stockholders should know before voting on the proposed Acquisitions as applicable to such stockholders and should be retained for future reference. You may contact a Fund at 1-800-221-5672 or write to the Fund at 1345 Avenue of the Americas, New York, NY 10105.

How Will the Acquisitions Work?

  The Acquisitions will involve three steps:

  --the transfer of the assets of an Acquired Fund to ACM I and the assumption by ACM I of the liabilities of the Acquired Fund in exchange for shares (and cash in lieu of fractional shares for non-DRIP stockholders) of ACM I of equivalent value to the assets less the value of the liabilities transferred;

  --the pro rata distribution of ACM I shares (and cash in lieu of fractional shares for non-DRIP stockholders) to the stockholders of record of the Acquired Fund as of the effective date of an Acquisition in exchange for those stockholders' shares in the Acquired Fund; and

  --the liquidation and dissolution of the Acquired Fund as promptly as practicable.

  As a result of an Acquisition, stockholders of an Acquired Fund will instead hold shares of ACM I (or cash in lieu of fractional shares for non-DRIP stockholders) having the same aggregate NAV as the shares of the Acquired Fund that they held immediately before the Acquisition. An Acquisition will not occur unless it is approved by both the stockholders of ACM I and the respective Acquired Fund. Assuming approval of the Plans and Acquisitions by ACM I stockholders, approval of one Plan and the related Acquisition by an Acquired Fund's stockholders is independent of approval of the Plans and Acquisitions by stockholders of the other Acquired Funds. If the stockholders of one of the Acquired Funds do not approve an Acquisition, that Fund will not participate in an Acquisition. In such a case, that Fund will continue its operations and its Directors will consider what further action, if any, is appropriate. If the stockholders of ACM I do not approve the Acquisitions, none of the Acquisitions will occur and the Directors of each Fund will consider what further action, if any, is appropriate.

Is Additional Information About the Funds Available?

  Yes, additional information about the Funds is available in the Statement of Additional Information ("SAI") dated September 12, 2000 that has been filed with the Securities and Exchange Commission ("SEC") in connection with this Prospectus/Proxy Statement. The SAI and each Fund's Annual Report to Stockholders, which contain financial statements audited by Ernst & Young LLP for each Fund's fiscal year, are incorporated by reference into this Prospectus/Proxy Statement. In addition, the Semi-Annual Reports to Stockholders of ACM I, ACM II and

ACM III for the six months ended June 30, 2000 and the Semi-Annual Report for ACM IV for the six months ended January 31, 2000 are also incorporated by reference into this Prospectus/Proxy Statement.

  All of this information is in documents filed with the SEC. You may view or obtain these documents from the SEC:

  In person:                 at the SEC's Public Reference Room in Washington,
                             DC

  By phone:                  202-942-8090 (for information on the operations
                             of the Public Reference Room only)

  By mail:                   Public Reference Section
                             Securities and Exchange Commission Washington, DC 20549-6009
                             (duplicating fee required)

  By electronic mail:        publicinfo@sec.gov (duplicating fee required)

  On the Internet:           www.sec.gov

  The shares of the Funds are listed and publicly traded on the New York Stock Exchange ("NYSE") under the following symbols: ACM I--"ACG"; ACM II--"GSI"; ACM III--"SI"; ACM IV--"AOF". Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE. Additional copies of the Annual Reports, as well as the SAI, are available upon request without charge by writing to or calling the address and telephone number listed below.

                         Alliance Fund Services, Inc.
                                 P.O. Box 1520
                            Secaucus, NJ 07096-1520
                                1-800-221-5672

Other Important Things to Note:

  --You may lose money by investing in the Funds.

  --The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Proposal:   Approval of an Agreement and Plan of Acquisition and Liquidation
            Between ACM I and Each of the Acquired Funds

  On July 19-20, 2000, the Board of Directors of each Fund voted to approve the Plan and the Acquisition applicable to it, subject to the approval of the stockholders of that Fund. Each Acquisition will involve the transfer by an Acquired Fund of all of its assets to ACM I and the assumption by ACM I of the liabilities of the Acquired Fund in exchange for shares of ACM I having a value in the aggregate equal to the net assets of the Acquired Fund. Following the transfer of assets, shares of ACM I will be distributed to stockholders of the Acquired Fund in liquidation of the Acquired Fund.

  Each Acquired Fund stockholder will receive the number of full shares of ACM I, plus fractional shares for stockholders that participate in a DRIP and cash in lieu of any fractional shares for non-DRIP stockholders, having an aggregate NAV that, on the effective date of the Acquisition, is equal to the aggregate NAV of the stockholder's shares of the Acquired Fund. Stockholders of an Acquired Fund will recognize no gain or loss, except with respect to any cash received in lieu of fractional ACM I shares by non-DRIP stockholders.

  An exchange of Acquired Fund shares for ACM I shares at NAV may result in an Acquired Fund's stockholders receiving ACM I shares with an aggregate market value on the date of exchange that is higher or lower than the market value of their shares immediately prior to the exchange. The reason for this difference is that the market price for shares of the Funds in relation to their NAVs may be different, i.e., a Fund's shares may trade at different discounts or premiums to its NAV. If approved by the stockholders of ACM I and an Acquired Fund, the Acquisition of such Fund is expected to occur late in the last quarter of this year or early in the first quarter of year 2001.

  The Acquisitions require stockholder approval. The stockholders of ACM I must approve that Fund's Acquisitions of the assets and liabilities of each of ACM II, ACM III and ACM IV and the stockholders of ACM II, ACM III, and ACM IV must each approve the Acquisition of the assets and liabilities of their respective Fund by ACM I. Approval of the Acquisitions requires the affirmative vote of: (i) for ACM I, a majority of the votes cast provided more than 50% of the Fund's outstanding shares are present and (ii) for each of ACM II, ACM III and ACM IV, a majority of that Fund's outstanding shares.

  The Board of Directors of ACM I and each Acquired Fund concluded that participation by its Fund in each proposed Acquisition (and, in the case of ACM I, the Acquisitions both individually and collectively) is in the best interests of the Fund and its stockholders. The Boards of Directors also concluded that the proposed Acquisitions would not dilute stockholders' economic interests. In reaching this conclusion, the Boards of Directors considered, among other things, the closely similar investment objectives and relatively narrow differences among the investment policies of the Funds, trading disparities among the Funds, the expected impact of the Acquisitions on ACM I's portfolio and dividend, the possible impact of the Acquisitions on the trading market for ACM I's shares, expense benefits for stockholders expected to result from the Acquisitions, the cost thereof, and the tax-free nature of the Acquisition by ACM I of the assets and liabilities of the Acquired Funds.

  For a more complete discussion of the factors considered by the Boards of Directors in approving the Acquisitions, see page 14.

                                    SUMMARY

  The following summary highlights differences between ACM I and ACM II, ACM III and ACM IV. This summary is not complete and does not contain all of the information that you should consider before voting on the Acquisition. For more complete information, please read this entire document.

Comparison of Current Fees

  The Acquisitions are expected to result in an operating expense ratio for the combined Fund that is lower than the current operating expense ratio of any Fund. As of June 30, 2000, ACM I, ACM II, ACM III and ACM IV had year-to-date average net assets of approximately $458 million, $608 million, $236 and $100 million, respectively. If all of the Acquisitions had been consummated as of that date, the combined Fund would have had net assets of approximately $1.4 billion. At asset levels as of June 30, 2000 and assuming all of the Acquisitions are approved, the Acquisitions would result in projected annual operating expense ratio reductions (without taking into account the expenses of the Acquisitions) of approximately .04% to the ACM I stockholders, .04% to ACM II stockholders, .16% to ACM III stockholders, and .19% to ACM IV stockholders. The Fee Table, attached as Exhibit A, describes the fees and expenses of each Fund as of June 30, 2000 and includes pro forma expenses for each Acquired Fund combined with ACM I separately and for the combined Fund assuming that all of the Acquisitions are approved. Even if only one of the Acquisitions takes place, both the Acquired Fund and ACM I would realize expense ratio benefits, although these would be smaller than if all three Acquisitions occur.

Comparison of Investment Objectives and Policies

  The following is a comparison of the investment objectives and policies of the Funds. The investment objectives of the Funds are substantially the same. ACM I, ACM II and ACM III seek high current income consistent with preservation of capital. ACM IV seeks high current income consistent with prudent investment risk, with a secondary investment objective of growth of capital. The investment policies of the Funds are substantially similar in that all of the Funds primarily invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities").

  The primary differences in the investment policies of the Funds are that ACM I and ACM II may invest in corporate debt securities, while

ACM III and ACM IV may not invest in corporate debt securities. In lieu of investing in corporate debt securities, which typically compose about 10% of the portfolios of ACM I and ACM II, the portfolios of ACM III and ACM IV have historically held greater weightings (i) in emerging market government securities, which typically amount to 30%-35% of their respective net assets as opposed to 25%-30% for ACM I and ACM II, and (ii) in mortgage securities, which typically represent 5%-10% of the ACM III and ACM IV portfolios and are usually not held in ACM I and ACM II portfolios. Only ACM IV can invest in equity securities, but it has held no equity positions since 1996.

  All of the Funds may use leverage to enhance yield by borrowing money or using other financing alternatives, such as the issuance of preferred stock. Historically, only ACM I and ACM II have used leverage through borrowings, currently in the amount of $90 million in the case of ACM I and $110 million in the case of ACM II. If the Acquisitions are approved, ACM I will increase its borrowings in proportion to the increase in ACM I's assets. ACM I also is authorized to issue preferred stock, commercial paper, bonds, debentures or notes, in series or otherwise, with such interest rates, conversion rights and other terms and provisions as are determined by ACM I's Board of Directors.

  As the Funds pursue similar investment objectives, have largely similar investment policies and hold substantially similar securities, the proposed Acquisitions will not result in significant portfolio turnover or transaction expenses due to the disposal of securities that are incompatible with the investment objective and policies of ACM I. A more detailed comparison of the Funds' investment objectives and policies can be found in Exhibit D. You can find additional information on the Funds in the SAI.

Principal Risks

  Because of the similarities in investment objectives and policies, the Funds are subject to substantially similar investment risks. Among the principal risks of investing in any of the Funds are market risk, interest rate risk, credit risk, leveraging risk, foreign risk, emerging markets risk, currency risk, derivatives risk, liquidity risk and management risk. Each of these risks is more fully described below. Each Fund could become subject to additional risks because the types of investments made by each Fund can change over time.

  Market Risk and Net Asset Value of Shares. Market risk is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. Shares of common stock of closed-end investment companies, such as the Funds, frequently trade at a discount to their NAVs. Whether an investor will realize gains or losses upon the sale of shares of a Fund does not depend directly upon changes in the Fund's NAV, but rather upon whether the market price of the shares at the time of sale is above or below the investor's purchase price for the shares. The market price of the shares of each Fund is determined by such factors as relative demand for and supply of the shares in the market, general market and economic conditions, changes in the Fund's NAV and other factors beyond the control of the Fund. This market risk is separate and distinct from the risk that each Fund's NAV may decrease.

  Interest Rate Risk. This is the risk that changes in interest rates will affect the value of a Fund's investments in debt securities, such as bonds, notes and mortgage-related securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of a Fund's investments to decline. In addition, changes in interest rates will affect a Fund's indebtedness, which, in turn, will affect the return to stockholders. Because ACM I and ACM II currently employ leverage for investment purposes, changes in interest rates may affect these Funds more than ACM III or ACM IV.

  Interest rate risk is generally greater for investments in debt securities with longer maturities. This risk is compounded for ACM III and ACM IV because these Funds invest a greater portion of their assets in mortgage-related securities. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these types of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because a Fund must reinvest its assets in debt securities with lower interest rates.

  Credit Risk. This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating.

  Leveraging Risk. When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. Each Fund may create leverage by using derivatives or engaging in other investment practices, or through borrowings or use of other financing alternatives. This risk is greater for ACM I and ACM II because these Funds historically have employed bank leverage while ACM III and ACM IV have not.

  Foreign Risk. This is the risk of investments in issuers located in foreign countries. Because the Funds may invest in foreign securities, they are subject to this risk. This risk is compounded for ACM III and ACM IV because they invest a greater portion of their assets in foreign securities and, in particular, emerging market securities than ACM I and ACM II. The Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a large proportion of the available securities. In addition, foreign companies usually are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, capital controls, political changes, or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.

  Emerging Markets Risk. This is the risk that returns on a Fund's investments in emerging markets and in developing countries will be significantly more volatile and differ substantially from returns in the U.S. markets generally. Market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on a Fund's net asset value. This risk is greater for ACM III and ACM IV because these Funds invest a greater portion of their assets in emerging market securities than ACM I and ACM II.

  Currency Risk. This is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of a Fund's investments. Because each Fund invests in securities denominated in, and/or companies receiving revenues in, foreign currencies it is subject to currency risk.

  Derivatives Risk. Each Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. The Funds will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Funds use derivatives as direct investments to earn income, enhance yield and broaden Fund diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates, or indices.

  Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous price. The Funds are subject to liquidity risk because derivatives and securities involving substantial interest rate and credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in debt securities whose sale may be restricted by law or by contract.

  Management Risk. Each Fund is subject to management risk because it is an actively managed investment Fund. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Fund.

Comparison of Stockholder Services

  The stockholder services of each Fund are generally the same. The DRIP, which is available to the Funds' stockholders, provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The DRIP also allows stockholders to make optional cash investments in Fund shares through a plan agent. Assuming the Acquisitions are approved, the DRIP stockholders of the Acquired Funds will automatically be enrolled in the DRIP for ACM I. A more detailed discussion of the DRIP and other stockholder services and procedures is provided in Exhibit F.

Federal Income Tax Consequences

  No gain or loss will be recognized by the Funds as a result of the Acquisitions. No gain or loss will be recognized by the stockholders of the Acquired Funds, except with respect to cash received in lieu of fractional shares of ACM I by non-DRIP stockholders, as a result of the Acquisitions. The aggregate tax basis of the shares of ACM I received by a stockholder of an Acquired Fund (including any fractional shares to which the stockholder may be entitled) will be the same as the aggregate tax basis of the stockholder's shares of the Acquired Fund, decreased by any cash received and increased by any gain recognized with respect to cash received in lieu of fractional shares by non-DRIP stockholders. The holding period of the shares of ACM I received by a stockholder of an Acquired Fund (including any fractional shares to which the stockholder may be entitled) will include the holding period of the shares of the Acquired Fund held by the stockholder, provided that such shares are held as capital assets by the stockholder of the Acquired Fund at the time of the Acquisition. The holding period and tax basis of each asset of an Acquired Fund in the hands of ACM I as a result of the Acquisition will be the same as the holding period and tax basis of each such asset in the hands of an Acquired Fund prior to the Acquisition. Any gain or loss realized by a stockholder of the Acquired Fund upon receipt of cash in lieu of fractional shares of ACM I by non-DRIP stockholders will be recognized by the stockholder and measured by the difference between the amount of cash received and the basis of the fractional share and, provided that the Acquired Fund shares surrendered constitute capital assets in the hands of the stockholder, will be capital gain or loss. This tax information is based on the advice of Seward & Kissel LLP, counsel to each of the Funds. It is a condition to the closing of the Acquisition that such advice be confirmed in a written opinion of counsel. An opinion of counsel is not binding on the Internal Revenue Service.

Comparison of Investment Advisory and Administrative Fees

  Each Fund's investment adviser is Alliance Capital Management L.P. ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of June 30, 2000 totaling more than $388 billion (of which more than $185 billion represented the assets of investment companies). As of June 30, 2000, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 29 of the nations' FORTUNE 100 companies), for public employee retirement funds in 33 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 122 separate investment portfolios, currently have approximately
6.1 million shareholder accounts.

  The administrator for ACM I, ACM II and ACM III is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), 1285 Avenue of the Americas, New York, New York 10019. Alliance serves as administrator for ACM IV.

  The combined effective advisory and administration fee rates for the Funds as of June 30, 2000 were 1.00% for ACM I, 1.01% for ACM II, 1.07% for ACM III and .90% for ACM IV. Assuming consummation of all of the Acquisitions as of that date, the combined effective advisory and administration fee rate for ACM I is expected to be .98%, which would be below the current rates for ACM II and ACM III but would be .08% over ACM IV's current rate of .90%. However, the Acquisitions would, as discussed above in the Comparison of Current Fees, result in an overall .19% expense ratio savings for ACM IV stockholders. The anticipated reductions in advisory and administration fee rates expected after the Acquisitions are due to the elimination of certain incremental costs associated with portfolio administration and accounting, legal maintenance, and compliance testing for the Acquired Funds. In addition, because the Acquisitions would result in Mitchell Hutchins' servicing additional assets (i.e., those of ACM IV), the Adviser has negotiated a .02% reduction in the administrative fee rate for the combined Fund, which is contingent on completion of all three of the Acquisitions. Additional information about the advisory and administrative fees is set forth below under "Information About the Funds."

Comparison of Business Structures

  Generally, there are no significant differences among the Funds in terms of their respective corporate organizational structure. Each Fund is organized as a Maryland corporation and is governed by its Charter, By-Laws and Maryland law. For more information on the comparison of the business structures of the Funds, see Exhibit F.

                  INFORMATION ABOUT THE PROPOSED TRANSACTIONS

Introduction

  This Prospectus/Proxy Statement is provided to you to solicit your proxy for exercise at the Meetings to approve the acquisition of the assets and assumption of the liabilities of each Acquired Fund by ACM I. The Meetings will be held at the offices of the Funds, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105 at 3:00 p.m., Eastern Time, on November 14, 2000. This Prospectus/Proxy Statement, the accompanying Notice of Special Meetings of Stockholders and the enclosed Proxy Card are being mailed to stockholders of the Funds on or about September 12, 2000.

Description of the Plans

  As provided in each Plan, ACM I will acquire all the assets and assume all the liabilities of an Acquired Fund at the effective time of the Acquisition (the "Effective Time"). In return, ACM I will issue, and an Acquired Fund will distribute to its stockholders, a number of full and fractional shares of ACM I (and cash in lieu of fractional shares for non-DRIP stockholders), determined by dividing the net value of all the assets of the Acquired Fund by the NAV of one share of ACM I. For this purpose, a Plan provides the times for and methods of determining the net value of the assets of each Fund. The Plans provide that stockholders of an Acquired Fund will be credited with shares of ACM I (or cash in lieu of fractional shares for non-DRIP stockholders) corresponding to the aggregate NAV of the Acquired Fund's shares that the stockholder holds of record at the Effective Time.

  Following the distribution of ACM I shares, each Acquired Fund will cancel its outstanding shares, wind up its affairs, and dissolve as soon as is reasonably possible after the Acquisition. In the event an Acquisition of a Fund does not receive the required stockholder approval, the applicable Fund will continue its operations and its directors will consider what future action, if any, is appropriate. If the stockholders of ACM I do not approve the Acquisitions, none of them will occur and the Directors of each Fund will consider what further action, if any, is appropriate. Alliance has agreed to assume one-quarter of the Acquisition expenses (estimated to be approximately $600,000 in the aggregate). Alliance's share of the Acquisition expenses is expected to be used first to offset ACM I's Acquisition expenses. To the extent Alliance's share is greater than the amount allocable to ACM I, it will be used to offset ACM II's Acquisition expenses. Each of the Funds will otherwise assume its proportionate share of the expenses.

  The Acquisitions are expected to occur late in the last quarter of this year or early in the first quarter of year 2001. Each Acquisition is conditioned upon both approval of the Plans by the stockholders of ACM I and each applicable Fund and each such Fund satisfying the terms of the applicable Plan. Under Maryland law, none of the Acquired Funds' stockholders will be entitled to exercise objecting stockholders' appraisal rights, i.e., to demand the fair value of their shares in connection with Acquisitions. Therefore, stockholders will be bound by the terms of the

Acquisition under the Plan to which their Fund is a party. However, any stockholder of a Fund may sell shares of common stock on the NYSE prior to the Acquisitions. The shares of each Acquired Fund may cease trading on the NYSE beginning several days prior to the date of its Acquisition. Any cessation of trading will be accomplished in compliance with NYSE rules, including issuance of a press release.

  After an Acquisition, the Acquired Fund's shares of common stock will be removed from listing on the NYSE and withdrawn from registration under the Securities Exchange Act of 1934. In addition, the Acquired Fund will deregister as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and dissolve under Maryland law.

  Completion of the Acquisitions is subject to certain conditions set forth in each Plan, some of which may be waived by a party to the Plan. A Plan may be amended in any mutually agreed manner, except that no amendment may be made subsequent to the Meeting that materially alters the obligations of either party. The parties to a Plan may terminate the Plan by mutual consent and either party has the right to terminate the Plan under certain circumstances. Among other circumstances, either party may at any time terminate the Plan unilaterally upon a determination by the party's Board of Directors that proceeding with the Plan is not in the best interest of its stockholders.

  A copy of a form of the Plan is attached as Exhibit G.

Reasons for the Acquisitions

  At regular meetings of the Boards of Directors of the Funds held on July 19-20, 2000, Alliance recommended that the Boards of Directors approve and recommend to the Funds' stockholders for their approval each of the proposed Plans and Acquisitions. The Funds have a common Board of Directors. The Directors considered the factors discussed below from the point of view of the interests of each of the Funds and its stockholders. After careful consideration, each Board of Directors accepted Alliance's recommendations, concluded that the Acquisitions and Plans as applied to its Fund would be in the best interests of that Fund and its stockholders and recommended that the stockholders of that Fund approve the proposed Plan and Acquisition.

  In proposing the Acquisitions to the Boards of Directors, Alliance noted that the Funds date back to 1987-88, when they were launched in close succession: ACM I conducted its initial public offering in August

1987, ACM II in January 1988, ACM III in May 1988 and ACM IV in August 1988. Alliance explained that the Funds are very similar, with closely similar investment objectives and only relatively narrow differences among their investment policies. Alliance discussed the fact that from the investment perspective, ACM I and ACM II have always been managed substantially identically. Alliance noted that ACM I and ACM II have also both historically employed leverage. In addition to the use of leverage, the most significant differences between the investment portfolios of ACM I and ACM II, on the one hand, and ACM III and ACM IV, on the other, is that in lieu of investing in high-yield corporate instruments, which typically comprise about 10% of the ACM I and ACM II portfolios, ACM III and ACM IV have historically held larger weightings in (i) emerging market government securities, which typically amount to 30-35% of their respective net assets as opposed to 25-30% for ACM I and II, and in mortgage securities, which typically represent 5-10% of the ACM III and ACM IV portfolios, and are not usually held by ACM I and ACM II. In its earlier years, Alliance noted, ACM IV made use of its equity investments latitude, but has held no equity positions since 1996.

  Alliance stated that the relatively narrow differences among the four Funds' investment design reflected evolving investment and marketing thought during the period of the Funds' public offerings. In Alliance's view, however, fundamental changes in the investment and marketing climate during the subsequent twelve years have reduced the significance of these differences. Alliance noted that in more recent years ACM I and ACM II have tended to outyield ACM III and ACM IV on a yield to NAV basis. Alliance stated that it believed that as ACM III and ACM IV can offer no countervailing total return superiority, analysts have almost uniformly come to regard ACM I and ACM II as more attractive than ACM III and ACM IV. This view holds that in these times the ACM I and ACM II combination of modest leverage and somewhat less exposure to emerging markets offers somewhat better risk/reward characteristics than the larger emerging market weighting and lack of leverage in ACM III and ACM IV.

  Alliance also discussed the large historical disparities among the Funds' respective trading characteristics, and stated its belief that these disparities cannot be accounted for by the relatively narrow differences among the Funds' investment design. Historically, ACM I has generally traded at a premium to NAV, and normally several hundred basis points better than ACM II, which since 1994 has generally traded at a discount. Since September 1999, however, ACM I has traded at discounts to NAV, although the discounts have been lower than those of the other Funds. ACM IV has tended to trade in much the same range as ACM II, except that ACM IV has had a significantly larger discount during the two years preceding the elimination of its equity position in 1996. Alliance also noted that ACM III's trading characteristics have normally been somewhat inferior to those of ACM II and ACM IV. Alliance advised the Boards that, as of July 7, 2000, ACM I, ACM II, ACM II and ACM IV were trading at discounts of, respectively, 7.4%, 10.5%, 12.8% and 9.9%. As of September 1, 2000, ACM I, ACM II, ACM III and ACM IV were trading at discounts of, respectively, 6.17%, 8.22%, 8.06% and 8.48%.

  Alliance advised the Boards of Directors that it believed that the best interests of the Funds' stockholders were no longer being served by the continued maintenance of the Funds' separate existence and that the stockholders of the Acquired Funds would derive significant benefits from an investment in a fund with the portfolio characteristics of ACM I.

  Alliance also expressed its belief that the Acquisitions would eliminate market confusion about the differences among the Funds' portfolios and their trading characteristics. Alliance stated that it expected that, as the surviving Fund, ACM I would benefit from the elimination of its three most direct competitors for the attention of analysts, brokers and investors and its resultant status as the single closed-end "U.S. Government Fund" sponsored by Alliance. Alliance noted, however, that it was difficult to predict whether ACM I would retain its superior trading characteristics following the Acquisitions and pointed out that relatively thin markets for closed-end funds and market inefficiencies can significantly affect market prices of closed-end funds.

  Alliance also discussed with the Boards of Directors other, more quantifiable, benefits to stockholders. To varying degrees, the stockholders of all four Funds would derive expense benefits from the Acquisitions. Alliance noted that ACM II is the largest of the four Funds with year-to-date average net assets as of June 30, 2000 of approximately $608 million. For the same period, ACM I had average net assets of approximately $458 million and ACM III and ACM IV had average net assets of approximately $236 million and approximately $100 million, respectively. Inasmuch as ACM I would, after the Acquisitions, be approximately three times its current size, twice the size of ACM II, and at least six times as large as either ACM III or ACM IV, stockholders of every Fund would experience expense ratio reductions as a result of the Acquisitions. Alliance provided the Boards of Directors with information about the pro forma annualized operating expenses for each Fund, individually and for the combined Funds, assuming the Acquisitions were approved. At asset levels as of June 30, 2000 and assuming that all of the Acquisitions are approved, the Acquisitions would result in a projected annualized operating expense ratio reduction to the stockholders of ACM I, ACM II, ACM III and ACM IV of .04%, .04%, .16% and .19%, respectively. Even if only one of the Acquisitions takes place, stockholders of both the Acquired Fund and ACM I would realize expense ratio benefits, although these would be smaller than if all three Acquisitions occur.

  Alliance also discussed the combined effective advisory and administration fee rates for the Funds, which as of June 30, 2000 were 1.00% for ACM I, 1.01% for ACM II, 1.07% for ACM III and .90% for ACM IV. Assuming consummation of all of the Acquisitions as of that date, the combined effective advisory and administration fee rate for ACM I would be .98%, which would be below the current rates for ACM II and ACM III but would be .08% over ACM IV's current rate of .90%. However, the Acquisitions would result in an overall .19% expense ratio savings for ACM IV stockholders. The anticipated reductions in advisory and administration fee rates expected after the Acquisitions are due to the elimination of certain incremental costs associated with portfolio administration and accounting, legal maintenance, and compliance testing for the Acquired Funds. In addition, because the Acquisitions would result in the administrator for ACM I, Mitchell Hutchins, servicing additional assets (i.e., those of ACM IV, in addition to ACM I, ACM II, and ACM III for which it currently serves as Administrator), the Adviser has negotiated a .02% reduction in the administrative fee rate for the combined Fund, which is contingent on completion of all three of the Acquisitions.

  Alliance advised the Boards of Directors that the four Funds have very similar earning power and no significant reserves of undistributed net investment income. In addition, no Fund had realized gains that are not offset by sizable loss carryforwards. Therefore, Alliance did not anticipate that any Fund would be required to make a special distribution to stockholders prior to the closing of the Acquisitions, although the Plans provide for special distributions in the event they are deemed desirable. Alliance noted that, as of June 30, 2000, ACM II had a capital loss carryforward substantially in excess of the current realized capital gain in the Fund's portfolio, ACM III had substantial capital loss carryforwards but no realized gains in its portfolio and ACM IV had no capital loss carryforwards and no realized capital gains. As a result of the Acquisitions, the ability of ACM I to utilize these loss carryforwards (including its own) in future years will be subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the "Code"). In particular, the amount of the capital loss carryforwards of ACM I or of the Acquired Funds that can be utilized by ACM I in a given year would be limited to an amount equal to the total NAV of the particular Acquired Fund immediately prior to the Acquisition involved multiplied by a specified interest rate (currently 5.79%). Notwithstanding these limitations, the amount of capital loss carryforwards is so substantial that Alliance believes that the limitations resulting from the Acquisitions will have no practical effect.

  Each Board of Directors also considered, among other things: (i) the form of the Plans and the terms and conditions of an Acquisition; (ii) whether an Acquisition would result in the dilution of stockholders' interests; (iii) the investment objectives, policies and strategies and portfolio management personnel of the parties to the particular Acquisition, the continuity of portfolio management associated with the Acquisition and expectations regarding the yield of the combined portfolio and the implications for ACM I's dividends, including plans for the additional borrowings to maintain ACM I's current leverage ratio; (iv) the effect of the anticipated realignment of the investment holdings of ACM I after consummation of the Acquisitions, including the associated costs and the resulting tax consequences; (v) the benefits of an Acquisition to persons other than the Fund (i.e., the Adviser or other affiliated persons of the Fund); (vi) the fact that ACM I will assume all the liabilities of an Acquired Fund; (vii) the expected federal income tax consequences of an Acquisition; (viii) historical and pro forma financial information, including the information set forth above and information regarding realized and unrealized gains and losses of a Fund provided to each Board of Directors that stated that as of June 30, 2000 no Fund had realized gains that were not offset by sizable loss carryforwards and as a result Alliance believed that no Fund would be required to make a special distribution to stockholders, apart from its regular monthly distributions, prior to the closing of the Acquisitions; (ix) whether the Acquisitions would be preferable to acquisitions by potential acquirors other than ACM I, including funds that are not sponsored by Alliance; (x) consideration of the fact that the shares of the Funds trade at market prices that differ from their NAVs, that stockholders of the Acquired Funds may receive shares with a different market value than they had before the Acquisitions and that the Acquisitions may affect the market value of the shares held by the current stockholders of ACM I; (xi) the costs of the Acquisitions including the fact that the Adviser had agreed, at the request of the Boards, to bear 25% of the costs of the Acquisitions; (xii) the fact that the acquisition of one Acquired Fund may or may not be effected together with the other Acquisitions of the other Acquired

Funds; (xiii) the possibility of the Plans providing for an exchange ratio based on relative market prices rather than relative NAV; (xiv) the respective average account sizes of the Funds; (xv) the fact that the Adviser has agreed to indemnify ACM I for a three- year period against undisclosed liabilities of the Acquired Funds to the extent such liabilities are known by the Adviser's senior management at the time of the Acquisitions; and (xvi) the effect of the Acquisitions on the advisory and administrative fees of the Funds.

  During their consideration of an Acquisition, the independent Directors of a Fund (those directors who are not "interested persons" as defined under the 1940 Act) consulted separately with their legal counsel. Based on the factors described above, each Fund's Board of Directors determined that the Acquisition involving its Fund would be in the best interests of the Fund and its stockholders and would not result in dilution of stockholders' interests, and recommended that the stockholders of the Fund approve the Acquisition.

Description of Securities to be Issued

  Under the Plans, ACM I will issue additional shares of common stock for distribution to the Acquired Funds. Under its Charter and By-Laws, ACM I may issue up to 300,000,000 shares of common stock, par value $.01 per share. Each share of ACM I represents an equal proportionate interest with other shares of the Fund. Each share has equal earnings, assets and voting privileges and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to the Fund as authorized by the Board of Directors. Shares of ACM I entitle their holders to one vote per full share and fractional votes for fractional shares held. Shares of ACM I issued in the Acquisitions will be fully paid and non-assessable.

Dividends and Other Distributions

  On or before the Closing Date, as defined in the Plans, the Acquired Funds will, if necessary, declare and pay as a distribution substantially all their undistributed net investment income, net short-term capital gain, net long-term capital gain and net gains from foreign currency transactions as applicable to maintain their treatment as regulated investment companies.

Surrender and Exchange of Acquired Fund Stock Certificates

  After a Plan's Effective Time, each holder of a certificate (or certificates) formerly representing shares of an Acquired Fund will be entitled to receive, upon surrender of the certificate, a certificate representing the number of ACM I shares distributable as a result of an Acquisition. Please do not send share certificates at this time. Promptly after a Plan's Effective Time, State Street Bank and Trust Company will mail to an Acquired Fund's certificate holders instructions and a letter of transmittal for use in surrendering the certificate for a certificate representing ACM I shares. Although the certificates will be deemed for all purposes to evidence ownership of the equivalent number of ACM I shares, no dividends will be paid to holders of certificates of an Acquired Fund until the holder surrenders the certificates in accordance with the instructions and letter of transmittal. Any dividends on ACM I shares payable after the Effective Time, will be paid to the certificate holder, without interest, when that holder surrenders an Acquired Fund share certificate for exchange.

Federal Income Tax Consequences

  Each Fund will receive an opinion of Seward & Kissel LLP, its counsel, substantially to the following effect: (i) an Acquisition will constitute a "reorganization" within the meaning of section 368(a) of the Code and that ACM I and an Acquired Fund will each be "a party to a reorganization" within the meaning of section 368(b) of the Code; (ii) a stockholder of an Acquired Fund will recognize no gain or loss on the exchange of the stockholder's shares of the Acquired Fund solely for shares of ACM I, except with respect to cash received in lieu of a fractional share of ACM I by non-DRIP stockholders in connection with an Acquisition; (iii) neither an Acquired Fund nor ACM I will recognize any gain or loss upon the transfer of all of the assets of an Acquired Fund to ACM I in exchange for shares of ACM I (plus cash in lieu of certain fractional shares by non-DRIP stockholders) and the assumption by ACM I of the liabilities of an Acquired Fund pursuant to a Plan or upon the distribution of shares of ACM I to stockholders of an Acquired Fund (and cash to non-DRIP stockholders for their fractional shares) in exchange for their respective shares of an Acquired Fund; (iv) the holding period and tax basis of the assets of an Acquired Fund acquired by ACM I will be the same as the holding period and tax basis that the Acquired Fund had in such assets immediately prior to an Acquisition; (v) the aggregate tax basis of shares of ACM I received in connection with an Acquisition by each stockholder of an Acquired Fund (including any fractional share to which the stockholder may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor, decreased by any cash received by non-DRIP stockholders and increased by any gain recognized on the exchange;
(vi) the holding period of shares of ACM I received in connection with an Acquisition by each stockholder of an Acquired Fund (including any fractional share to which the stockholder may be entitled) will include the holding period of the shares of the Acquired Fund surrendered in exchange therefor, provided that such Acquired Fund shares constitute capital assets in the hands of the stockholder as of the Closing Date; (vii) ACM I will succeed to the capital loss carryovers of an Acquired Fund, if any, under section 381 of the Code, but the use by ACM I of any such capital loss carryovers (and of capital loss carryovers of ACM I) may be subject to limitation under section 383 of the Code; and (viii) any gain or loss realized by a non-DRIP stockholder of an Acquired Fund upon the receipt of cash for a fractional share of ACM I to which the stockholder is entitled will be recognized to the stockholder and measured by the difference between the amount of cash received and the basis of the fractional share and, provided that the Acquired Fund shares surrendered constitute capital assets in the hands of the stockholder, will be capital gain or loss.

  Stockholders of an Acquired Fund should consult their tax advisers regarding the effect, if any, of an Acquisition in light of their individual circumstances. Because the foregoing only relates to the federal income tax consequences of an Acquisition, those stockholders also should consult their tax advisers as to state and local tax consequences, if any, of an Acquisition.

Capitalization Information

  For information on the existing and pro forma capitalization of the Funds, see Exhibit C.

Trading History and Share Price Data

  For information on the trading history and share price data for the Funds, see Exhibit B.

                          INFORMATION ABOUT THE FUNDS

  ACM I, ACM II, ACM III and ACM IV are diversified, closed-end management investment companies registered under the 1940 Act and organized as Maryland corporations in 1987, 1987, 1988, and 1988, respectively.

Management of the Funds

  The overall management of the business and affairs of each Fund is vested with its Board of Directors. Each Board of Directors approves all significant agreements between the respective Fund and persons or companies furnishing services to it, including a Fund's agreements with Alliance and the Fund's administrator, custodian and transfer and dividend disbursing agent. The day-to-day operations of a Fund are delegated to its officers and the Fund's administrator, subject to the Fund's investment objective and policies and to general supervision by the Fund's Board of Directors. Subsequent to the consummation of the Acquisitions, the directors and officers of ACM I will continue to serve as the directors and officers of the combined Fund.

  The portfolio manager responsible for the day-to-day management of each Fund is Wayne Lyski, Executive Vice President of Alliance Capital Management Corporation, with which he has been associated since 1983.

Advisory Agreement and Fees

  Under each Fund's advisory agreement with Alliance (the "Advisory Agreement"), Alliance provides office space, investment advisory services, and order placement facilities for the Fund and pays all compensation of directors and officers of the Fund who are affiliated persons of Alliance. Under the Advisory Agreements of ACM I, ACM II and ACM III, the Funds pay Alliance a monthly management fee in an amount equal to the sum of (x) 1/12th of .30% of the average weekly net assets of the Fund up to $250 million during the month plus 1/12th of .25% of the Fund's average weekly net assets in excess of $250 million during the month and (y) 5.25% of the Fund's daily gross income (i.e., income other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month. These Funds' Advisory Agreements also provide that the monthly management fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis). Under its Advisory Agreement, ACM IV pays Alliance a monthly fee equal to .0625 of 1% of the Fund's average weekly net assets during the month (equal to an annual fee of approximately .75 of 1% of the average weekly net assets). In addition to payments to the Adviser under an Advisory Agreement, a Fund pays certain other costs.

  For purposes of the calculation of the fee payable to Alliance, average weekly net assets are determined on the basis of the average net assets of a Fund for each weekly period (ending on the last business day of the week, usually Fridays) ending during the month. The average net assets for each weekly period are determined by averaging the net assets on the last business day of such weekly period with the net assets on the last business day of the immediately preceding weekly period.

  The Advisory Agreements by their terms continue in effect from year to year if such continuance is specifically approved, at least annually, by a majority vote of the directors of a Fund who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval.

Administrator

  Under administration agreements, Mitchell Hutchins, a Delaware corporation, serves as administrator for ACM I, ACM II and ACM III and Alliance serves as administrator for ACM IV. Under the administration agreements, Mitchell Hutchins and Alliance perform standard administrative services for the Funds.

  For these services, ACM I, ACM II and ACM III each pays Mitchell Hutchins a fee, calculated and paid monthly, at the annualized rate of 0.20% of the Fund's average weekly net assets up to $100 million, 0.18% of its next $200 million of average weekly net assets, and .16% of its average weekly net assets in excess of $300 million. For services rendered to ACM IV, ACM IV pays Alliance a monthly fee equal to the annualized rate of 0.15% of the Fund's average weekly net assets.

Other Service Providers

  Alliance Fund Services, Inc. ("AFS"), an affiliate of Alliance, provides shareholder services for the Funds. The Funds compensate AFS for these services. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, serves as custodian, dividend paying agent, transfer agent and registrar, and accounting agent for ACM I, ACM II and ACM

III. PFPC, Inc., P.O. Box 8030, Boston, MA 02266-8030, serves as dividend paying agent, transfer agent and registrar for ACM IV. Bank of New York, One Wall Street, New York, NY 10286 serves as custodian and accounting agent for ACM IV.

                               VOTING INFORMATION

  Each Board of Directors has fixed the close of business on August 25, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meetings and at any postponements or adjournments thereof. The outstanding voting shares of ACM I, ACM II, ACM III and ACM IV as of that date consisted of a total of 58,744,751, 78,226,348, 35,235,527, and 12,425,781 shares of common stock, respectively, each share entitled to one vote. Under NYSE rules, the approval of the stockholders of ACM I is necessary for the consummation of the Acquisitions.

  Those stockholders who hold shares directly and not through a broker or nominee (that is, a stockholder of record) may vote their shares by completing a Proxy Card and returning it by mail in the enclosed postage-paid envelope as well as either telephoning toll free 1-800-597-7836 or via the Internet at http://vote.proxy-direct.com. Shares held for a stockholder through a broker or nominee (who is the stockholder of record for those shares) should be voted by following the instructions provided to the stockholder by the broker or nominee. The telephone and Internet voting instructions to be followed by a stockholder of record, including use of the Control Number on the stockholder's Proxy Card, are designed to verify stockholder identities, to allow stockholders to give voting instructions and to confirm that stockholder instructions have been recorded properly. Stockholders who vote by telephone or via the Internet should not also return a Proxy Card. Stockholders who vote via the Internet should be aware that they are responsible for any applicable telecommunication and access charges. A stockholder of record may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the applicable Fund at 1345 Avenue of the Americas, New York, New York 10105, by voting another proxy (either by signing and mailing another Proxy Card or, by telephone or via the Internet as indicated above), or by personally voting at the Meetings.

  Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have the discretionary power to vote). Abstentions and broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business but will have the effect of a vote against the Proposal. Approval of the Proposal requires the affirmative vote of: (1) for ACM I, a majority of the votes cast provided more than 50% of the Fund's outstanding shares are present and (2) for ACM II, ACM III and ACM IV, a majority of each Fund's outstanding shares. Abstentions and broker non-votes by ACM I stockholders will have no effect on the outcome of the vote on the Proposal so long as holders of more than 50% of ACM I's outstanding shares vote on the Proposal. Abstentions and broker non-votes by ACM II, ACM III and ACM IV stockholders will have the effect of a vote against the Proposal. The approval of and closing of one Acquisition is not contingent upon the approval and closing of the other Acquisitions. If any proposal, other than the Proposal to be voted on by the stockholders of each Fund, properly comes before a Meeting, the shares represented by proxies will be voted on all such proposals in the discretion of the person or persons voting the proxies. None of the Funds has received notice of, and is not otherwise aware of, any other matter to be presented at the Meetings.

  A quorum for the Meetings will consist of the presence in person or by proxy of the holders of a majority of the shares of each Fund entitled to vote at the Meetings. In the event that a quorum is not represented at the Meetings or, even if a quorum is so present, in the event that sufficient votes in favor of the position recommended by the Boards of Directors on the Proposal are not timely received, the persons named as proxies may propose and vote for one or more adjournments of the Meetings with no other notice than announcement at the Meetings, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote against the Proposal will be voted against adjournment.

  The Funds have engaged Shareholder Communications Corporation, 17 State Street, New York, New York 10004, to assist in soliciting proxies for the Meetings. Shareholder Communications Corporation will receive a fee of $17,500 from the Funds for its solicitation services, plus reimbursement of out-of-pocket expenses.

                                 LEGAL MATTERS

  The validity of the shares offered hereby will be passed upon for the Funds by Seward & Kissel LLP. Seward & Kissel LLP will rely upon the opinion of Ballard Spahr Andrews & Ingersoll, LLP for certain matters relating to Maryland law.

                                    EXPERTS

  The audited financial information in the Prospectus/Proxy Statement and the SAI has been included in reliance on the report of Ernst & Young LLP, independent auditors, 787 Seventh Avenue, New York, NY 10019, given on its authority as experts in auditing and accounting.

  The Board of Directors of each Fund recommends that you vote FOR the Proposal.

                                                                       EXHIBIT A

                                   FEE TABLE

  The following table describes the various fees and expenses that you will bear from an investment in the Funds.

                                                                     Pro Forma
                                                                       ACM I
                                                                     Combined
                                                       ACM I ACM II    Fund
                                                       ----- ------- ---------
Annual Expenses (as a percentage of net assets
  attributable to common shares)
  Management Fees..................................... 0.82%  0.84%    0.82%
  Interest Payments on Borrowed Funds................. 1.32%  1.23%    1.26%
  Other Expenses...................................... 0.33%  0.31%    0.28%
Total Annual Expenses................................. 2.47%  2.38%    2.36%
                                                                     Pro Forma
                                                                       ACM I
                                                                     Combined
                                                       ACM I ACM III   Fund
                                                       ----- ------- ---------
Annual Expenses (as a percentage of net assets
  attributable to common shares)
  Management Fees..................................... 0.82%  0.88%    0.82%
  Interest Payments on Borrowed Funds................. 1.32%  1.24%    1.29%
  Other Expenses...................................... 0.33%  0.39%    0.30%
Total Annual Expenses................................. 2.47%  2.51%    2.41%
                                                                     Pro Forma
                                                                       ACM I
                                                                     Combined
                                                       ACM I ACM IV    Fund
                                                       ----- ------- ---------
Annual Expenses (as a percentage of net assets
  attributable to common shares)
  Management Fees..................................... 0.82%  0.75%    0.82%
  Interest Payments on Borrowed Funds................. 1.32%  1.26%    1.31%
  Other Expenses...................................... 0.33%  0.55%    0.32%
Total Annual Expenses................................. 2.47%  2.56%    2.45%

                                                                     Pro Forma
                                                                       ACM I
                                                                     Combined
                                         ACM I ACM II ACM III ACM IV   Fund
                                         ----- ------ ------- ------ ---------
Annual Expenses (as a percentage of net
  assets attributable to common shares)
  Management Fees....................... 0.82% 0.84%   0.88%  0.75%    0.83%
  Interest Payments on Borrowed Funds... 1.32% 1.23%   1.24%  1.26%    1.40%
  Other Expenses........................ 0.33% 0.31%   0.39%  0.55%    0.28%
Total Annual Expenses................... 2.47% 2.38%   2.51%  2.56%    2.51%

Examples

  You would pay the following on a $1,000 investment assuming a 5% annual return:

                                                                       Pro Forma
                                                                         ACM I
                                                                       Combined
                                                         ACM I ACM II    Fund
                                                         ----- ------- ---------
1 Year.................................................. $ 25   $ 24     $ 24
3 Years................................................. $ 77   $ 74     $ 74
5 Years................................................. $132   $127     $126
10 Years................................................ $281   $272     $270
                                                                       Pro Forma
                                                                         ACM I
                                                                       Combined
                                                         ACM I ACM III   Fund
                                                         ----- ------- ---------
1 Year.................................................. $ 25   $ 25     $ 24
3 Years................................................. $ 77   $ 78     $ 75
5 Years................................................. $132   $134     $129
10 Years................................................ $281   $285     $275
                                                                       Pro Forma
                                                                         ACM I
                                                                       Combined
                                                         ACM I ACM IV    Fund
                                                         ----- ------- ---------
1 Year.................................................. $ 25   $ 26     $ 25
3 Years................................................. $ 77   $ 80     $ 76
5 Years................................................. $132   $136     $131
10 Years................................................ $281   $290     $279

                                                                       Pro Forma
                                                                         ACM I
                                                                       Combined
                                           ACM I ACM II ACM III ACM IV   Fund
                                           ----- ------ ------- ------ ---------
1 Year.................................... $ 25   $ 24   $ 25    $ 26    $ 25
3 Years................................... $ 77   $ 74   $ 78    $ 80    $ 78
5 Years................................... $132   $127   $134    $136    $134
10 Years.................................. $281   $272   $285    $290    $285

  The purpose of the table is to assist the investor in understanding the various costs and expenses that a stockholder bears directly and indirectly. The above example is based on an annual expense ratio of 2.47% for ACM I, 2.38% for ACM II, 2.51% for ACM III, 2.56% for ACM IV and 2.51% for the pro forma combined Fund and reinvestment of all dividends and distributions at net asset value. The example should not be considered a representation of future expenses; actual expenses may be greater or less than those shown.

                                                                       EXHIBIT B

                      TRADING HISTORY AND SHARE PRICE DATA

  Shares of each of the Funds are traded on the NYSE under the following symbols: ACM I--"ACG"; ACM II--"GSI"; ACM III--"SI"; and ACM IV--"AOF".

  Shares of closed-end management companies frequently trade at discounts from their NAVs and the Funds' shares have also traded at a discount in recent times (although shares of ACM I have generally traded at a premium). The following tables set forth for each Fund's fiscal quarter within the two most recent fiscal years and each Fund's fiscal quarter since the beginning of the current fiscal year: (a) the per share high and low sales prices as reported by the NYSE; (b) the NAV per share, based on the Fund's computation as of 4:00 p.m. on the last NYSE business day for the week corresponding to the dates on which the respective high and low prices were recorded; and (c) the discount or premium to NAV represented by the high and low sales prices shown. The range of NAVs and of premiums and discounts for the shares during the periods shown may be broader than is shown in this table. On June 30, 2000, the closing price per share was $7.188, $7.00, $5.813 and $7.063, the NAV per share was $7.97, $7.95,
$6.58 and $7.82 and the discount to NAV was (9.8)%, (11.95)%, (11.66)% and
(9.69)%, for ACM I, ACM II, ACM III and ACM IV, respectively.

                                                             (Discount) or
                                       Corresponding           Premium to
  ACM I         Sales Price           Net Asset Value       Net Asset Value
  -----      ---------------------   --------------------  -----------------------
 Quarter
  Ended       High         Low        High        Low       High          Low
 -------     -------     -------     --------   -------    --------     --------
  3/31/98    $11.500     $11.063     $ 10.49    $ 10.61      9.03 %        4.26 %
  6/30/98    $11.313     $10.750     $ 10.67    $ 10.61      6.02 %        4.26 %
  9/30/98    $11.188     $ 8.063     $  9.88    $  8.50     12.60 %       (4.41)%
 12/31/98    $10.000     $ 8.375     $  8.78    $  8.48     13.18 %        6.13 %
  3/31/99    $ 9.500     $ 8.438     $  8.64    $  8.23      8.51 %        2.52 %
  6/30/99    $ 8.625     $ 8.188     $  7.93    $  7.77      6.40 %        6.18 %
  9/30/99    $ 8.750     $ 8.063     $  7.62    $  7.52     11.55 %        8.88 %
 12/31/99    $ 8.188     $ 6.375     $  7.80    $  7.64      3.37 %      (14.92)%
  3/31/00    $ 7.875     $ 6.625     $  7.61    $  8.08      1.84 %      (16.46)%
  6/30/00    $ 7.375     $ 6.500     $  7.82    $  7.49     (6.49)%      (11.55)%

                                                                      (Discount) or
                                          Corresponding                 Premium to
  ACM II         Sales Price             Net Asset Value             Net Asset Value
  ------      -----------------------    ----------------------    --------------------------
 Quarter
  Ended        High          Low          High         Low           High           Low
 -------      -------       ------       ------       ------       --------       --------
  3/31/98     $10.500       $9.875       $10.57       $10.38        (1.84)%        (4.26)%
  6/30/98     $10.438       $9.438       $10.52       $10.24        (1.97)%        (7.84)%
  9/30/98     $ 9.938       $7.813       $ 9.30       $ 8.38         4.84 %        (3.04)%
 12/31/98     $ 9.125       $8.000       $ 8.76       $ 8.45         2.03 %        (5.33)%
  3/31/99     $ 8.625       $7.688       $ 8.38       $ 8.23        (0.06)%        (6.59)%
  6/30/99     $ 8.313       $7.688       $ 8.28       $ 8.19        (3.38)%        (6.14)%
  9/30/99     $ 8.188       $7.375       $ 7.83       $ 7.48         2.97 %        (3.07)%
 12/31/99     $ 7.313       $6.250       $ 7.51       $ 7.62        (6.79)%       (14.70)%
  3/31/00     $ 7.125       $6.500       $ 7.86       $ 7.48       (12.53)%        (9.76)%
  6/30/00     $ 7.063       $6.250       $ 7.95       $ 7.44       (11.95)%       (15.15)%
                                                                      (Discount) or
                                          Corresponding                 Premium to
 ACM III         Sales Price             Net Asset Value             Net Asset Value
 -------      -----------------------    ----------------------    --------------------------
 Quarter
  Ended        High          Low          High         Low           High           Low
 -------      -------       ------       ------       ------       --------       --------
  3/31/98     $ 6.875       $6.375       $ 7.22       $ 7.19        (6.51)%       (10.47)%
  6/30/98     $ 6.563       $6.313       $ 7.12       $ 7.12        (8.71)%        (9.59)%
  9/30/98     $ 6.438       $6.188       $ 7.08       $ 6.97        (9.07)%        (9.43)%
 12/31/98     $ 6.375       $6.188       $ 7.06       $ 6.99        (9.70)%       (10.59)%
  3/31/99     $ 6.250       $5.938       $ 6.97       $ 6.84       (12.12)%       (12.28)%
  6/30/99     $ 6.125       $5.750       $ 6.89       $ 6.62       (12.01)%       (11.25)%
  9/30/99     $ 5.875       $5.438       $ 6.57       $ 6.46       (10.58)%       (14.86)%
 12/31/99     $ 5.750       $5.438       $ 6.61       $ 6.58       (13.96)%       (17.36)%
  3/31/00     $ 6.000       $5.438       $ 6.59       $ 6.52       (11.80)%       (14.69)%
  6/30/00     $ 5.938       $5.500       $ 6.57       $ 6.51       (10.58)%       (13.59)%

                                                                   (Discount) or
                                         Corresponding               Premium to
  ACM IV        Sales Price             Net Asset Value           Net Asset Value
  ------      ----------------------    ---------------------   --------------------------
 Quarter
  Ended        High         Low          High        Low          High           Low
 -------      ------       ------       -------     ------      --------       --------
 10/31/97     $8.125       $7.438       $ 8.49      $ 8.31       (4.30)%       (10.49)%
  1/31/98     $8.438       $7.875       $ 8.74      $ 8.48       (5.61)%        (7.13)%
  4/30/98     $8.313       $7.938       $ 8.65      $ 8.61       (5.35)%        (7.08)%
  7/31/98     $8.250       $7.875       $ 8.56      $ 8.44       (5.08)%        (5.95)%
 10/31/98     $8.188       $7.438       $ 8.28      $ 8.23       (3.38)%        (9.63)%
  1/31/99     $8.250       $7.563       $ 8.46      $ 8.29       (3.96)%        (5.01)%
  4/30/99     $7.875       $7.250       $ 8.21      $ 8.11       (6.36)%       (10.60)%
  7/31/99     $7.688       $7.125       $ 7.93      $ 7.76       (4.63)%        (8.18)%
 10/31/99     $7.188       $6.813       $ 7.81      $ 7.64       (7.97)%       (10.83)%
  1/31/00     $7.438       $6.250       $ 7.89      $ 7.82      (11.28)%       (20.08)%
  4/30/00     $7.938       $6.875       $ 7.95      $ 7.95       (6.45)%       (11.16)%

                                                                      EXHIBIT C

                     EXISTING AND PRO FORMA CAPITALIZATION

  The following tables set forth (i) the capitalization of the Funds and (2) the pro forma capitalization of ACM I as adjusted giving effect to the proposed acquisition of assets at net asset value as of June 30, 2000:

                                                Total        Shares       NAV
                                              Net Assets   Outstanding Per Share
                                            -------------- ----------- ---------
ACM Government Securities Fund (ACM II).... $  621,890,365  78,226,348   $7.95
ACM Government Income Fund (ACM I)......... $  468,121,696  58,744,751   $7.97
Pro Forma Combined......................... $1,090,012,061 136,774,797   $7.97

ACM Government Spectrum Fund (ACM III)..... $  231,734,482  35,235,527   $6.58
ACM Government Income Fund (ACM I)......... $  468,121,696  58,744,751   $7.97
Pro Forma Combined......................... $  699,856,178  87,835,060   $7.97

ACM Government Opportunity Fund (ACM IV)... $   97,144,521  12,425,781   $7.82
ACM Government Income Fund (ACM I)......... $  468,121,696  58,744,751   $7.97
Pro Forma Combined......................... $  565,266,217  70,936,672   $7.97

ACM Government Securities Fund (ACM II).... $  621,890,365  78,226,348   $7.95
ACM Government Spectrum Fund (ACM III)..... $  231,734,482  35,235,527   $6.58
ACM Government Opportunity Fund (ACM IV)... $   97,144,521  12,425,781   $7.82
ACM Government Income Fund (ACM I)......... $  468,121,696  58,744,751   $7.97
Pro Forma Combined......................... $1,418,891,064 178,057,027   $7.97

                                                                       EXHIBIT D

              INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

  This discussion provides a more complete description of each Fund's investment objectives and principal strategies. Additional discussion of a Fund's investments and the risks of investing in a Fund can be found in the SAI.

Fund  Investment Objectives:
----  -----------------------

ACM I Seeks high current income consistent with preservation of capital.
ACM II Seeks high current income consistent with preservation of capital.
ACM III Seeks high current income consistent with preservation of capital.
ACM IV Seeks high current income consistent with prudent investment risk. As a secondary objective the Fund seeks growth of capital

Fund  Investment Strategies:
----  ----------------------

 ACM I The Fund invests primarily in U.S. Government securities and repurchase agreements pertaining to U.S. Government securities. The
            Fund may use other investment techniques, including options and futures. The Fund may invest up to 35% of its total assets in securities other than U.S. Government securities, including those issued by foreign government issuers, investment grade corporate debt securities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and that are members of the Federal Deposit
            Insurance Corporation ("FDIC"), and commercial paper of prime quality rated Prime-1 or higher by Moody's Investors Service, Inc.
            ("Moody's") or A-1 or higher by Standard and Poor's Corporation
            ("S&P") or, if not rated, issued by companies which have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P. The Fund may invest up to 35% of its total assets in "stable countries" which are countries that the Adviser believes are developed countries with established markets and economies, including, among others, Canada, Japan, Sweden, Germany, the United
            Kingdom and Mexico, with

            no more than 25% in any one country. The Fund may also invest up to 35% of its total assets in securities rated below Baa by Moody's or below BBB by S&P and up to 20% of its total assets in illiquid securities.

 ACM II The Fund invests primarily in U.S. Government securities and repurchase agreements pertaining to U.S. Government securities. The
            Fund may use other investment techniques, including options and futures. The Fund may invest up to 35% of its total assets in securities other than U.S. Government securities, including those issued by foreign government issuers, investment grade corporate debt securities, certificates of deposit, bankers' acceptances and interest-bearing saving deposits of banks that have total assets of more than $1 billion and that are members of the FDIC, and commercial paper of prime quality rated Prime-1 or higher by Moody's or A-1 or higher by S&P or, if not rated, issued by companies which have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P. The Fund may invest up to 35% of its total assets in "stable countries", with no more than 25% in any one country. The Fund may also invest up to 35% of its total assets in securities rated below Baa by Moody's or below BBB by S&P and up to 20% of its total assets in illiquid securities.
 ACM III The Fund invests primarily in U.S. Government securities and repurchase agreements pertaining to U.S. Government securities. The
            Fund may use other investment techniques, including options and futures. The Fund may invest up to 35% of its total assets in securities other than U.S. Government securities, including those issued by foreign government issuers. The Fund may also invest up to 35% of its total assets in "stable countries", with no more than 25% in any one country. The Fund may invest up to 35% of its total assets in securities rated below Baa by Moody's or below BBB by S&P and up to 20% of its total assets in illiquid securities.
 ACM IV The Fund invests primarily in U.S. Government securities and repurchase agreements pertaining to U.S. Government securities. The
            Fund may use other investment techniques, including options and futures. The Fund may invest up to

            35% of its total assets in securities other than U.S. Government securities, including (i) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and that are members of the FDIC, and (ii) commercial paper of prime quality rated Prime 1 or higher by Moody's or A-1 or higher by S&P or, if not rated, issued by companies which have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P. The Fund may invest in dividend paying equity securities (including preferred stocks and the securities of foreign issuers) although it may invest no more than 20% of its total assets in equity securities. The Fund may invest up to 35% of its total assets in "stable countries" and up to 20% of its total assets in illiquid securities.

                                                                      EXHIBIT E

                          SHARE OWNERSHIP INFORMATION

Outstanding Shares

  As of June 30, 2000 each Fund had the following number of shares of common stock outstanding.

             Number of
            Outstanding
             Shares of
              Common
   Fund        Stock
   ----     -----------
   ACM I    58,744,751
   ACM II   78,226,348
   ACM III  35,235,527
   ACM IV   12,425,781

Share Ownership

  As of June 30, 2000, the directors and officers of each Fund as a group beneficially owned less than 1% of the outstanding shares of common stock of that Fund and, to the knowledge of each Fund, the following persons owned either of record or beneficially, 25% or more of the outstanding shares of the Fund.

Fund and Owner                                  Percentage
--------------                                  ----------
ACM I:
  Cede & Co. Inc. The Depository Trust Company    80.27%
ACM II:
  Cede & Co. Inc. The Depository Trust Company    86.01%
ACM III:
  Cede & Co. Inc. The Depository Trust Company    90.09%
ACM IV:
  Combined Insurance Co. of America (AON Corp.)   36.64%
  Cede & Co. Fast The Depository Trust Company    54.42%

                                                                      EXHIBIT F

                               OTHER INFORMATION

  The following information provides only a summary of the major similarities and differences between the stockholder services, organizational structure and governing documents of ACM I, ACM II, ACM III and ACM IV. Each Fund is organized as a Maryland corporation. Accordingly, unless noted below, there are no significant differences between the Funds in terms of their respective corporate organizational structures.

General

  ACM I, ACM II, ACM III and ACM IV are organized as Maryland corporations and are governed by each of their Charters, By-Laws and Maryland law. Each Fund has procedures available to its respective stockholders for calling stockholders' meetings for the removal of directors.

  Pursuant to Maryland Law, any director of ACM I and ACM II may be removed, either with or without cause, at any meeting of stockholders duly called and at which a quorum is present by the affirmative vote of a majority of the votes entitled to be cast. For ACM III or ACM IV, directors may be removed only with cause at a meeting duly called and at which a quorum is present by the affirmative vote of a majority of the votes entitled to be cast. The directors of a Fund are required to promptly call a meeting of stockholders for the purpose of voting upon the question of removal when requested to do so in writing by the record holders of not less than 10% of the outstanding shares. In addition, special meetings of stockholders for any other purpose shall be called by a Fund's Secretary upon the written request of holders of shares entitled to cast not less than 25% of all the votes entitled to be cast at the meeting.

  Except as otherwise required by law, the presence in person or by proxy of the holders of a majority of the shares entitled to be cast constitutes a quorum at any meeting of stockholders of each Fund. Pursuant to each Fund's Charter, in instances involving extraordinary corporate action, such as in a merger or in making amendments to its Charter, generally the vote of a majority of the aggregate number of votes entitled to be cast on a matter is required in order to take or authorize any such action for which approval of the stockholders is sought. With respect to other matters, the By-Laws of each Fund provide that when a quorum is present at any meeting, the affirmative vote of a majority of the votes (or with respect to the election of directors, a plurality of votes) cast shall decide any question brought before such meeting.

Shares of Common Stock of the Funds

  The Funds' shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. Stockholders are entitled to one vote per share. All voting rights for the election of directors are non-cumulative, which means that the holders of more than 50% of the shares of common stock of a Fund can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares of common stock will not be able to elect any directors. Under the rules of the NYSE applicable to listed companies, each Fund is required to hold an annual meeting of stockholders each year.

Repurchase of Shares

  Each Fund's Board of Directors has determined that it would be in the interest of stockholders of a Fund to attempt to reduce or eliminate any market value discount should it exist. To that end, each Fund's Board of Directors presently contemplates that a Fund would from time to time take action either to repurchase in the open market or to make a tender offer for its own shares at net asset value. Each Board of Directors approved a share repurchase program for each Fund in January 2000. As of June 30, 2000, only ACM III and ACM IV have made repurchases under this program. The Boards of Directors presently intend each quarter to consider the making of a tender offer. A Board of Directors may at any time, however, decide that a Fund should not make a tender offer.

  Any tender offer made by a Fund will be at a price equal to the NAV of the shares on a date subsequent to receipt by the Fund of all tenders. Each offer will be made and stockholders notified in accordance with the requirements of the Securities and Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a tender offer is authorized to be made by a Board of Directors, a stockholder wishing to accept the offer will be required to tender all (and not less than all) of the shares owned by such stockholder (or attributed to the stockholder for federal income tax purposes under Section 318 of the Code). A Fund will purchase all shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth above). Each person tendering shares will be required to submit a check in the amount of $25.00, payable to the Fund, which will be used to help defray the costs associated with effecting the tender offer. This $25.00 fee will be imposed upon each tendering stockholder any of whose tendered shares are purchased in the offer, and will be imposed regardless of the number of shares purchased. A Fund expects the cost to the Fund of effecting a tender offer will exceed the aggregate of all such fees received from those who tender offer their shares. Costs associated with the tender offer will be charged against capital. During the period of the tender offer, a Fund's stockholders will be able to obtain the Fund's current net asset value by use of a toll-free telephone number.

Possible Future Conversion to Open-End Investment Company

  If, during any fiscal year of a Fund, (i) shares of the Fund's common stock have traded on the principal securities exchange where listed at an average discount from net asset value of more than 10%, determined on the basis of the discount as of the end of the last trading day in each week during the period of 12 calendar weeks preceding December 31 in such year, and (ii) during such year the Fund receives written requests from the holders of 10% or more of the Fund's outstanding shares of common stock that such a proposal be submitted to the Fund's stockholders, the Fund will submit to its stockholders at the next succeeding annual meeting of stockholders a proposal, to the extent consistent with the 1940 Act, to amend the Fund's Charter. Such amendment would provide that, upon its adoption by the holders of 66 2/3% of a Fund's outstanding shares of common stock, the Fund will convert from a closed-end to an open-end investment company. The 66 2/3% vote requirement is higher than the minimum vote required under the 1940 Act. If a Fund converted to an open-end investment company, it would be able to continuously issue and offer shares of its common stock and each outstanding share of the Fund's common stock could be presented to the Fund at the option of the holder thereof for redemption at net asset value per share. In such event, a Fund might be required to liquidate portfolio securities to meet requests for redemption, and its shares would no longer be listed on the NYSE.

  A Fund cannot predict whether any repurchase of shares made while the Fund is a closed-end investment company (as described under "Repurchase of Shares" above) would increase or decrease the discount from NAV. To the extent that any such repurchase decreased the discount from NAV to below 10% during the measurement period described in (i) above, a Fund would not be required to submit to stockholders a proposal to convert the Fund to an open-end investment company at the next annual meeting of stockholders.

Certain Anti-Takeover Provisions of the Funds' Charters and By-Laws

  The Funds presently have provisions in their Charters and By-Laws (together, the "Charter Documents") that are intended to limit (i) the ability of other entities or persons to acquired control of a Fund, (ii) a Fund's freedom to engage in certain transactions, or (iii) the ability of a Fund's directors or stockholders to amend the Charter Documents or effect changes in the Fund's management. These provisions of the Charter Documents may be regarded as "anti-takeover" provisions. Commencing with the first annual meeting of a Fund's stockholders, the Board of Directors was divided into three classes, each having a term of three years. At each annual meeting of stockholders, the term of one class of directors expires. Accordingly, only those directors in one class may be changed in any one year, and it would require two years to change a majority of the Board of Directors (although under Maryland law procedures are available for the removal of directors even if they are not then standing for reelections and under SEC regulations procedures are available for including stockholder proposals in management's annual proxy statement). Such a system of electing directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for a Fund's stockholders to change the majority of directors. Under Maryland law and a Fund's Charter, the affirmative vote of the holders of a majority of the votes entitled to be cast is generally required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and amendment to the Fund's Charter. In addition, the affirmative vote of 75% (which is higher than that required under Maryland law or the 1940
Act) of the outstanding shares of common stock of a Fund is required generally to authorize any of the following transactions or to amend the provisions of the Charter relating to such transactions:

   (i) merger, consolidation or statutory share exchange of the Fund with or into any other corporation;

   (ii) issuance of any securities of the Fund to any person or entity for cash;

   (iii) sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

   (iv) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund (a "principal stockholder"). However, such vote would not be required where, under certain conditions, the Board of Directors approves the transaction, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of a Fund's assets the affirmative vote of a majority of the outstanding shares of the Fund would nevertheless be required.

  The provisions of the Charter Documents described above and a Fund's right to repurchase or make a tender offer for its common stock could have the effect of depriving the owners of shares of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder. However, they provide the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management and investment objective and policies. The Board of Directors of each Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its stockholders.

Dividend Reinvestment Plans

  Stockholders of each Fund whose shares are registered in their own names may elect to be participants in each Fund's Dividend Reinvestment and Cash Purchase Plan (the "DRIP"), under which dividends and capital gain distributions to stockholders will be paid or reinvested in additional shares of the Fund (the "Dividend Shares"). Assuming the Acquisitions are approved, the DRIP stockholders of the Acquired Funds will automatically be enrolled in the DRIP for ACM I. State Street Bank and Trust Company for ACM I, ACM II and ACM III and PFPC, Inc. for ACM IV (the "Agent") acts as agents for participants under the DRIP. Stockholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the DRIP.

  Stockholders who do not elect to participate in the DRIP will receive all distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to the nominee) by State Street Bank and Trust Company or PFPC, Inc., as dividend paying agent.

  The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

  A stockholder who has elected to participate in the DRIP may withdraw from the DRIP at any time. There will be no penalty or withdrawal from the DRIP and stockholders who have previously withdrawn from the DRIP may rejoin it at any time. Changes in elections must be in writing and should include the stockholders name and address as they appear on the share certificate. An election to withdraw from the DRIP will, until such election is changed, be deemed to be an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for a distribution declared and having a record dated of at least 10 days after the date on which the election is received. A stockholder whose shares are held in the name of a broker or nominee should contact such broker or nominee concerning changes in that stockholder's election.

  Under a DRIP and commencing not more than five business days before the dividend payment date, purchases of a Fund's shares may be made by the Agent, on behalf of the participants in the DRIP, from time to time to satisfy dividend reinvestments under the DRIP. Such purchases by the Agent on or before the dividend payment date may be made on the NYSE or elsewhere at any time when the price plus estimated commissions of a Fund's common stock on the NYSE is lower than the Fund's most recently calculated net asset value per share.

  If the Agent determines on the dividend payment date that the shares purchased as of such date are insufficient to satisfy the dividend reinvestment requirements, the Agent, on behalf of the participants in the DRIP, will obtain the necessary additional shares as follows. To the extent that outstanding shares are not available at a cost of less than per share NAV, the Agent, on behalf of the participants in the DRIP, will accept payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of a Fund on the dividend payment date. Such shares will be issued at a per share price equal to the higher of (i) the NAV per share on the payment date, or (ii) 95% of the closing market price per share on the payment date. If the closing sale or offer price, plus estimated commissions, of the common stock on the NYSE on the payment date is less than a Fund's net asset value per share on such day, then the Agent will purchase additional outstanding shares on the NYSE or elsewhere. If before the Agent has completed such purchases, the market price plus commissions exceeds the NAV of a Fund share, the average per share purchase price paid by the Agent may exceed the NAV of the Fund's shares, resulting in the acquisition of fewer shares than if shares had been issued by the Fund.

  Participants in a DRIP have the option of making additional cash payments to the Agent, semi-annually, in any amount of $100 or more for investment in a Fund's shares. The Agent uses all funds received from participants to purchase Fund shares in the open market on or about each January 15 and July 15. Participants' cash payments are also used to acquire Fund shares under the same procedure as that used for reinvestment of dividends and distributions. To allow ample time for receipt and processing by the Agent, participants should send in voluntary cash payments to be received by the Agent not later than five business days before each January 15 and July 15. To avoid unnecessary cash accumulations, cash payments received after that time and cash payments received more than 30 days prior to these dates will be returned by the Agent and interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

  There will be no brokerage charges with respect to shares issued directly by a Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each stockholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by a Fund. A participant also will pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant.

  In the case of foreign participants whose dividends are subject to U.S. income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

  All correspondence concerning the DRIPs for ACM I, ACM II and ACM III should be directed to State Street Bank and Trust Company,

P.O. Box 366, Boston, Massachusetts 02101 or for ACM IV to PFPC, Inc., P.O. Box 8030, Boston, MA 02266-8030.

Liability of Directors and Officers

  Each of the Funds indemnifies its officers and directors, as applicable, to the full extent permitted by law. This indemnification does not protect any such person against any liability to a Fund or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

                                                                       EXHIBIT G

                             FORM OF AGREEMENT AND
                      PLAN OF ACQUISITION AND LIQUIDATION

                                     As of

                                  [    ], 2000

  This Agreement and Plan of Acquisition and Liquidation (the "Plan") is made
as of this [ ] day of [   ], 2000, by and between ACM Government Income Fund,
Inc., a Maryland corporation ("ACM I"), and [   ], a Maryland corporation (the
"Acquired Fund").

  WHEREAS, ACM I and the Acquired Fund are closed-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Exchange Act of 1934, as amended (the "1934 Act"), and shares of common stock of each Fund are currently purchased and sold on the New York Stock Exchange (the "NYSE");

  WHEREAS, the parties desire that ACM I acquire the assets and assume the liabilities of the Acquired Fund in exchange for shares of equal net asset value of ACM I and the distribution of such shares of ACM I to the stockholders of the Acquired Fund (the "Acquisition") and that the Acquired Fund thereafter liquidate and dissolve; and

  WHEREAS, the parties intend that the Acquisition qualify as a "reorganization" within the meaning of section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that with respect to the Acquisition, ACM I and the Acquired Fund will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

  Now, therefore, ACM I and the Acquired Fund agree as follows:

  1. Definitions

  In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1933 Act
                                      Securities Act of 1933, as amended.

ACM I Share
                                      A share of common stock of ACM I.

Assets All assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Fund or its shares, as appropriate, whether or not determinable at the appropriate Effective Time and wherever located, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by the Acquired Fund or attributable to its shares and any deferred or prepaid expense shown as an asset on the Acquired Fund's books.

Closing Date                          Such date prior to July 1, 2001 as the
                                      parties agree to.

Effective Time                        5:00 p.m. Eastern time on the Closing
                                      Date, or such other time as the parties
                                      may agree to in writing.

Financial Statements                  The audited financial statements of the
                                      relevant Fund for its most recently
                                      completed fiscal year and, if
                                      applicable, the unaudited financial
                                      statements of that Fund for its most
                                      recently completed semi-annual period.

Fund
                                      ACM I and/or the Acquired Fund, as the
                                      case may be.

Liabilities
                                      All liabilities of the Acquired Fund,
                                      whether known or unknown, accrued or
                                      unaccrued, absolute or contingent or
                                      conditional or unmatured.

N-14 Registration Statement           The Registration Statement of ACM I on
                                      Form N-14 under the 1940 Act that will
                                      register the ACM I Shares to be issued
                                      in the Acquisition and will include the
                                      proxy materials necessary for the
                                      stockholders of each of the Funds to
                                      approve the Acquisition.

Valuation Time                        The close of regular session trading on
                                      the NYSE on the Closing Date, when for
                                      purposes of the Plan ACM I determines
                                      its net asset value per ACM I Share and
                                      the Acquired Fund determines the net
                                      value of the Assets.

  2. Regulatory Filings.

  ACM I shall promptly prepare and file the N-14 Registration Statement with the SEC, and ACM I and the Acquired Fund also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

  3. Stockholder Action

  As soon as practicable after the effective date of the N-14 Registration Statement, each Fund shall hold a stockholders meeting to consider and approve the Acquisition and this Plan, as applicable to that Fund, and such other matters as the Board of Directors of the Fund may determine. Such approval by the stockholders of a Fund shall, to the extent necessary to permit the consummation of the transactions contemplated herein without violating any investment objective, policy or restriction of a Fund, be deemed to constitute approval by the stockholders of a temporary amendment of any investment objective, policy or restriction that would otherwise be inconsistent with or violated upon the consummation of such transactions solely for the purpose of consummating such transactions.

  4. Transfer of the Acquired Fund's Assets. ACM I and the Acquired Fund shall take the following steps with respect to the Acquisition, as applicable:

    (a) On or prior to the Closing Date, the Acquired Fund shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Fund that are known to the Acquired Fund and that are due and payable prior to or as of the Closing Date.

    (b) Prior to the Effective Time, the Acquired Fund shall declare and pay to its stockholders on its normal monthly schedule a dividend and/or other distribution in an amount such that it will have distributed substantially all of its theretofore undistributed investment company taxable income, if any (as defined in Code section 852), and net capital gain, if any (as defined in Code section 1222).

    (c) At the Effective Time, pursuant to Articles of Transfer accepted for record by the State Department of Assessments and Taxation of Maryland (the "SDAT"), the Acquired Fund shall assign, transfer, deliver and convey the Assets to ACM I, subject to the Liabilities. ACM I shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at or after the Effective Time shall become and be assets of ACM I, and (ii) the Liabilities at the Effective Time shall attach to ACM I, enforceable against ACM I to the same extent as if initially incurred by ACM I.

    (d) Within a reasonable time prior to the Closing Date, the Acquired Fund shall provide, if requested, a list of the Assets to ACM I. The Acquired Fund may sell any asset on such list prior to the Effective Time. After the Acquired Fund provides such list, the Acquired Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of ACM I. Within a reasonable time after receipt of the list and prior to the Closing Date, ACM I will advise the Acquired Fund in writing of any investments shown on the list that ACM I has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Fund will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions. In addition, if ACM I determines that, as a result of the Acquisition, ACM I would own an aggregate amount of an investment that would exceed a percentage limitation applicable to ACM I, ACM I will advise the Acquired Fund in writing of any such limitation and the Acquired Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions.

    (e) The Acquired Fund shall assign, transfer, deliver and convey the Assets to ACM I at the Effective Time on the following basis:

      (1) The value of the Assets less the Liabilities, both determined as of the Valuation Time, shall be divided by the then net asset value of one ACM I Share, and, in exchange for the transfer of the Assets, ACM I shall simultaneously issue and deliver to the Acquired Fund the number of full ACM I Shares so determined that are allocable to all shares held by or for those stockholders of the Acquired Fund on a stockholder by stockholder basis plus fractional ACM I Shares, rounded to the third decimal place or such other decimal place as the parties may agree to in writing, allocable to those stockholders of the Acquired Fund that at the Effective Time participate in the Acquired Fund's Dividend Reinvestment Plan ("DRP Stockholders"), regardless of whether the shares of the Acquired Fund with respect to which such fractional ACM I Shares are to be issued and delivered are held by or for the DRP Stockholders directly or in the Acquired Fund's Dividend Reinvestment Plan. ACM I shall at the same time deliver to the Acquired Fund cash in lieu of any fractional ACM I Shares allocable to those stockholders of the Acquired Fund that are not DRP Stockholders.

      (2) The net asset value of the ACM I Shares to be delivered to the Acquired Fund shall be determined as of the Valuation Time in accordance with ACM I's then applicable valuation procedures, and the net value of the Assets to be conveyed to ACM I shall be determined as of the Valuation Time in accordance with the then applicable valuation procedures of the Acquired Fund.

      (3) The Acquired Fund shall deliver the Assets with good and marketable title to the custodian for the account of ACM I. All cash shall be transferred in the form of immediately available funds.

    (f) Promptly after the Closing Date, the Acquired Fund will deliver to ACM I a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date.

  5. Liquidation and Dissolution of the Acquired Fund, Registration of ACM I Shares and Access to Records. The Acquired Fund and ACM I also shall take the following steps, as applicable:

    (a) At or as soon as reasonably practical after the Effective Time, the Acquired Fund shall liquidate and dissolve by transferring to stockholders of record of the Acquired Fund the ACM I Shares and cash it receives pursuant to Section 4(e)(1) of this Plan. ACM I shall record on its books the ownership by the Acquired Fund's stockholders of the ACM I Shares so transferred to such stockholders, and the Acquired Fund shall simultaneously cancel on its books all of the issued and outstanding shares of the Acquired Fund. ACM I shall not issue certificates representing ACM I Shares to replace certificates representing Acquired Fund shares unless the Acquired Fund share certificates are first surrendered to ACM I. Following distribution by the Acquired Fund to its stockholders of all ACM I Shares delivered to the Acquired Fund, the Acquired Fund shall wind up its affairs and shall take all steps as are necessary and proper to dissolve as soon as is reasonably possible after the Effective Time, including filing Articles of Dissolution with the SDAT.

    (b) At and after the Closing Date, the Acquired Fund shall provide ACM I and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Fund's stockholders and the number and percentage ownership of the outstanding shares of the Acquired Fund owned by stockholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund stockholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Fund as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

  6. Certain Representations and Warranties of the Acquired Fund. The Acquired Fund represents and warrants to ACM I as follows:

    (a) The Acquired Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Acquired Fund is registered with the SEC as a closed-end management investment company under the 1940 Act and is duly registered with the SEC under the 1934 Act, and such registrations will be in full force and effect as of the Effective Time.

    (b) The Acquired Fund has the power and all necessary federal, state and local qualifications and authorizations to own all of the Assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

    (c) The Board of Directors of the Acquired Fund has duly authorized the execution and delivery of this Plan and the transactions contemplated herein. Duly authorized officers of the Acquired Fund have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and, subject to the approval of its stockholders referred to in Section 3 hereof, the consummation of the transactions contemplated by this Plan will not, violate the Acquired Fund's Charter, its By-Laws or any material agreement to which the Acquired Fund is subject. Except for the approval of its stockholders, the Acquired Fund does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein.

    (d) The Acquired Fund has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and intends to continue to qualify as a regulated investment company for its taxable year ending upon its liquidation.

    (e) The information pertaining to the Acquired Fund included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to stockholders, at the time of the stockholders meeting of the Acquired Fund for approval of the Acquisition and at the Effective Time shall (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

    (f) The Acquired Fund has duly authorized and validly issued all of its issued and outstanding shares of common stock, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor are there any securities convertible into shares of the Acquired Fund.

    (g) The Acquired Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions referred to in
  Section 4(b) hereof.

    (h) At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.

    (i) The Financial Statements of the Acquired Fund, a copy of which has been previously delivered to ACM I, fairly present the financial position of the Acquired Fund as of the Acquired Fund's most recent fiscal year-end and the results of the Acquired Fund's operations and changes in the Acquired Fund's net assets for the periods indicated.

    (j) To the knowledge of the Acquired Fund, the Acquired Fund has no liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in its Financial Statements or Liabilities incurred in the ordinary course of business subsequent to the date of the most recent Financial Statement referencing Liabilities.

    (k) The Acquired Fund does not know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against the Acquired Fund. There are no facts that the Acquired Fund has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquired Fund. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, or the Assets or its ability to consummate the transactions contemplated by the Plan.

    (l) Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, the Acquired Fund is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

    (m) The Acquired Fund has filed its federal income tax returns, copies of which have been previously made available to ACM I, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. The Acquired Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

    (n) Since the date of the Financial Statements of the Acquired Fund, there has been no material adverse change in its financial condition, results of operations, business, or Assets. For this purpose, negative investment performance shall not be considered a material adverse change.

  7. Certain Representations and Warranties of ACM I. ACM I represents and warrants to the Acquired Fund as follows:

    (a) ACM I is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. ACM I is registered with the SEC as a closed-end management investment company under the 1940 Act and is duly registered with the SEC under the 1934 Act, and such registrations will be in full force and effect as of the Effective Time.

    (b) ACM I has the power and all necessary federal, state and local qualifications and authorizations to own all of its assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

    (c) The Board of Directors of ACM I has duly authorized execution and delivery of this Plan and the transactions contemplated herein. Duly authorized officers of ACM I have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and subject to the approval of its stockholders referred to in Section 3 hereof, the consummation of the transactions contemplated by this Plan will not, violate the Charter of ACM I, its By-Laws or any material agreement to which ACM I is subject. Except for the approval of its stockholders, ACM I does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.

    (d) ACM I has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and qualifies and intends to continue to qualify as a regulated investment company for its current taxable year.

    (e) The N-14 Registration Statement, when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to stockholders, at the time of the stockholder meeting of ACM I for approval of the Acquisition and at the Effective Time, insofar as it relates to ACM I shall (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

    (f) ACM I has duly authorized and validly issued all issued and outstanding ACM I Shares, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. ACM I has duly authorized the ACM I Shares referred to in Section 4(e) hereof to be issued and delivered to the Acquired Fund as of the Effective Time. When issued and delivered, such ACM I Shares shall be validly issued, fully paid and non-assessable, and no stockholder of ACM I shall have any preemptive right of subscription or purchase in respect of any such share. There are no outstanding options, warrants or other rights to subscribe for or purchase any ACM I Shares, nor are there any securities convertible into ACM I Shares.

    (g) ACM I does not know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against ACM I. There are no facts that ACM I currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against ACM I. ACM I is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, its assets or its ability to consummate the transactions contemplated by this Plan.

    (h) Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, ACM I is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

    (i) ACM I has filed its federal income tax returns, copies of which have been previously made available to the Acquired Fund, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. ACM I will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

    (j) Since the date of the Financial Statements of ACM I, there has been no material adverse change in its financial condition, results of operations, business or assets. Negative investment performance shall not be considered a material adverse change.

  8. Conditions to the Obligations of ACM I and the Acquired Fund. The obligations of ACM I and the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

    (a) The stockholders of the Acquired Fund shall have approved the Acquisition in the manner required by the Charter of the Acquired Fund, its By-Laws and applicable law. The stockholders of ACM I shall have approved the Acquisition as required by the rules and regulations of the NYSE. If stockholders of the Acquired Fund or ACM I fail to approve the Acquisition as required, that failure shall release the Funds of their obligations under this Plan.

    (b) ACM I and the Acquired Fund shall have delivered to the other party a certificate dated as of the Closing Date and executed in its name by its Secretary or an Assistant Secretary, in a form reasonably satisfactory to the receiving party, stating that the representations and warranties of ACM I or the Acquired Fund, as applicable, in this Plan that apply to the Acquisition are true and correct in all material respects at and as of the Valuation Time.

    (c) ACM I and the Acquired Fund shall have performed and complied in all material respects with each of its representations and warranties required by this Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.

    (d) There has been no material adverse change in the financial condition, results of operations, business, properties or assets of ACM I or the Acquired Fund since [December 1999]. Negative investment performance shall not be considered a material adverse change.

    (e) ACM I and the Acquired Fund shall have received an opinion of Seward & Kissel LLP, in form and substance reasonably satisfactory to each of them, based upon representations made in certificates provided by the Funds, their affiliates and/or principal stockholders and dated as of the Closing Date, substantially to the effect that, based on facts and assumptions stated therein, for federal income tax purposes:

      (1) the Acquisition will constitute a "reorganization" within the meaning of section 368(a) of the Code and that ACM I and the Acquired Fund will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

      (2) a stockholder of the Acquired Fund will recognize no gain or loss on the exchange of the stockholder's shares of the Acquired Fund solely for ACM I Shares, except with respect to cash received in lieu of a fractional share of ACM I in connection with the Acquisition;

      (3) neither the Acquired Fund nor ACM I will recognize any gain or loss upon the transfer of all of the Assets to ACM I in exchange for ACM I Shares (plus cash in lieu of fractional shares) and the assumption by ACM I of the Liabilities pursuant to this Plan or upon the distribution of ACM I Shares and cash to stockholders of the Acquired Fund in exchange for their respective shares of the Acquired Fund;

      (4) the holding period and tax basis of the Assets acquired by ACM I will be the same as the holding period and tax basis that the Acquired Fund had in such Assets immediately prior to the Acquisition;

      (5) the aggregate tax basis of ACM I Shares received in connection with the Acquisition by each stockholder of the Acquired Fund (including any fractional share to which the stockholder may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor, decreased by any cash received and increased by any gain recognized on the exchange;

      (6) the holding period of ACM I Shares received in connection with the Acquisition by each stockholder of the Acquired Fund (including any fractional share to which the stockholder may be entitled) will include the holding period of the shares of the Acquired Fund surrendered in exchange therefor, provided that such Acquired Fund shares constitute capital assets in the hands of the stockholder as of the Closing Date;

      (7) ACM I will succeed to the capital loss carryovers of the Acquired Fund, if any, under section 381 of the Code, but the use by ACM I of any such capital loss carryovers (and of capital loss carryovers of ACM I) may be subject to limitation under section 383 of the Code; and

      (8) any gain or loss realized by a stockholder of the Acquired Fund upon the sale of a fractional share of ACM I to which the stockholder is entitled will be recognized to the stockholder and measured by the difference between the amount of cash received and the basis of the fractional share and, provided that the Acquired Fund shares surrendered constitute capital assets in the hands of the stockholder, will be capital gain or loss.

    (f) The N-14 Registration Statement shall have become effective under the 1933 Act as to the ACM I Shares, and the SEC shall not have instituted and to the knowledge of ACM I is not contemplating instituting, any stop order suspending the effectiveness of the N-14 Registration Statement.

    (g) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, the Acquisition.

    (h) The SEC shall not have issued any unfavorable advisory report under
  Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

    (i) Neither party shall have terminated this Plan with respect to the Acquisition pursuant to Section 12 of this Plan.

    (j) The NYSE shall have approved, upon official notice of issuance, the listing of the ACM I Shares to be issued and delivered to the Acquired Fund pursuant hereto.

  9. Conditions to the Obligations of the Acquired Fund. The obligations of the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

    (a) The Acquired Fund shall have received an opinion of Seward & Kissel LLP, counsel to ACM I, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, substantially to the effect that:

      (1) ACM I is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is a closed-end, management investment company registered under the 1940 Act and duly registered under the 1934 Act;

      (2) This Plan has been duly authorized, executed and delivered by ACM I and, assuming due authorization, execution and delivery of this Plan by the Acquired Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors" rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;

      (3) The ACM I Shares to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by ACM I;

      (4) The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the Charter of ACM I, its By-Laws or any agreement of ACM I known to such counsel, after reasonable inquiry; and

      (5) To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, other than the acceptance of record of Articles of Transfer by the SDAT, is required for ACM I to enter into this Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of ACM I.

  In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of ACM I as to factual matters.

  10. Conditions to the Obligations of ACM I. The obligations of ACM I with respect to the Acquisition shall be subject to the following conditions precedent:

    (a) ACM I shall have received an opinion of Seward & Kissel LLP, counsel to the Acquired Fund, in form and substance reasonably satisfactory to ACM I and dated as of the Closing Date, substantially to the effect that:

      (1) The Acquired Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is a closed-end management investment company registered under the 1940 act and duly registered under the 1934 Act;

      (2) This Plan has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of this Plan by ACM I, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors" rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;

      (3) The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the Charter of the Acquired Fund, its By-Laws or any agreement of the Acquired Fund known to such counsel, after reasonable inquiry; and

      (4) To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, other than the acceptance of record of Articles of Transfer by the SDAT, is required for the Acquired Fund to enter into the Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Fund.

  In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof,
  (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Acquired Fund as to factual matters.

    (b) Except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Fund shall have declared a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to the stockholders of the Acquired Fund substantially all of its investment company taxable income, if any (as defined in Code section
  852), and all of its net capital gain, if any, (as defined in Code section
  1222).

  11. Survival of Representations and Warranties. No representations, warranties or covenants in or pursuant to this Plan (including certificates of officers) hereto shall survive the completion of the transactions contemplated herein.

  12. Termination of Plan. A majority of either Fund's Board of Directors may terminate this Plan with respect to that Fund at any time before the applicable Effective Time if: (i) the Fund's conditions precedent set forth in Sections 8, 9 or 10 as appropriate, are not satisfied; or (ii) the Board of Directors determines that the consummation of the Acquisition is not in the best interests of the Fund or its stockholders and gives notice of such termination to the other party.

  13. Governing Law. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

  14. Brokerage Fees. Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in the Plan.

  15. Amendments. The parties may, by agreement in writing authorized by their respective Board of Directors, amend this Plan at any time before or after the stockholders of the Acquired Fund or ACM I approve the Acquisition. However, after stockholders of either of the Acquired Fund or ACM I approve the Acquisition, the parties may not amend this Plan in a manner that materially alters the obligations of either party. This Section shall not preclude the parties from changing the Closing Date or the Effective Time by mutual agreement.

  16. Waivers. At any time prior to the Closing Date, either party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

  17. Indemnification of Directors. ACM I will assume all obligations of the Acquired Fund to exculpate and indemnify its current and former directors and officers, acting in their capacities as such.

  18. Other Matters. Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Acquisition is, to ACM I's knowledge, an affiliate of a party to the Acquisition pursuant to Rule 145(c), ACM I will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

    THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO ACM GOVERNMENT INCOME FUND, INC. (OR ITS STATUTORY SUCCESSOR) UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SHARES IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

  19. Cooperation and Further Assurances. Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out the Plan's terms. Each party will provide such further assurances concerning the performance of its obligations hereunder and execute all documents for or in connection with the consummation of the Acquisition as, with respect to such assurances or documents, the other shall deem necessary or appropriate.

  20. Updating of N-14 Registration Statement. If at any time prior to the Effective Time, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in the N-14 Registration Statement, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to stockholders appropriate disclosure with respect to the item.

  21. Limitation on Liabilities. The obligations of the Acquired Fund and ACM I shall not bind any of the directors, stockholders, nominees, officers, agents, employees or agents of the Acquired Fund or ACM I personally, but shall bind only the Acquired Fund or ACM I, as appropriate. The execution and delivery of this Plan by an officer of either party shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only the Acquired Fund or ACM I, as appropriate.

  22. Termination of the Acquired Fund. If the parties complete the Acquisition, the Acquired Fund shall terminate its registration under the 1940 Act, the 1934 Act and liquidate and dissolve.

  23. Notices. Any notice, report, statement, certificate or demand required or permitted by any provision of the Plan shall be in writing and shall be given in person or by telecopy, certified mail or overnight express courier to:

    For the Acquired Fund:

      [Acquired Fund]
      1345 Avenue of the Americas
      New York, New York 10105

      Attention: Secretary

    For ACM I:

      ACM Government Income Fund, Inc.
      1345 Avenue of the Americas
      New York, New York 10105

      Attention: Secretary

  24. Expenses. The investment adviser for the Funds and the other funds whose assets are to be acquired by ACM I in the acquisitions described in the N-14 Registration Statement in connection with this Agreement has agreed to bear 25% of the expenses incurred in connection with the acquisitions. The acquisition expenses paid by the investment adviser of the Funds and each such other fund shall be allocated to ACM I initially, representing its share of the total acquisition expenses, with any residual amount allocated to ACM Government Securities Fund, Inc. The total remaining acquisition expenses shall be paid proportionately by the Acquired Fund and each such other fund according to its respective asset size as of the last date that an acquisition of assets by ACM I, as described in the N-14 Registration Statement, is considered for approval by the stockholders of ACM I, the Acquired Fund or any of the other funds involved, whether or not the acquisitions contemplated hereby and each such other agreement and plan is consummated.

  25. General. This Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only in writing signed by both parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Whenever the context so requires, the use in the Plan of the singular will be deemed to include the plural and vice versa. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

  In Witness Whereof, the parties hereto have executed this Plan as of the day and year first above written.

                                        [Acquired Fund]

Attest:

__________________________              By: ___________________________________
Name:                                   Name:
Title:                                  Title:

                                        ACM Government Income Fund, Inc.

Attest:

__________________________              By: ___________________________________
Name:                                   Name:
Title:                                  Title:

Accepted and agreed with respect
to Section 24 only:

Alliance Capital Management L.P.

By: Alliance Capital Management
  Corporation, its General Partner

By: _________________________________________________

 Name: ___________________________________________

 Title: __________________________________________

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

TABLE OF CONTENTS                                                           Page
--------------------------------------------------------------------------------
Proposal: Approval of an Agreement and Plan of Acquisition and Liquidation
  Between ACM I and Each of the Acquired Funds............................    4

SUMMARY...................................................................    6
 Comparison of Current Fees...............................................    6
 Comparison of Investment Objectives and Policies.........................    6
 Principal Risks..........................................................    7
 Comparison of Stockholder Services.......................................   10
 Federal Income Tax Consequences..........................................   10
 Comparison of Investment Advisory and Administrative Fees................   11
 Comparison of Business Structures........................................   12

INFORMATION ABOUT
  THE PROPOSED TRANSACTIONS...............................................   12
 Introduction.............................................................   12
 Description of the Plans.................................................   13
 Reasons for the Acquisitions.............................................   14
 Description of Securities to be Issued...................................   19
 Dividends and Other Distributions........................................   19
 Surrender and Exchange of Acquired Fund Stock Certificates...............   19
 Federal Income Tax Consequences..........................................   20
 Capitalization Information...............................................   21
 Trading History and Share Price Data.....................................   21

INFORMATION ABOUT
  THE FUNDS...............................................................   22
 Management of the Funds..................................................   22
 Advisory Agreement and Fees..............................................   22
 Administrator............................................................   23
 Other Service Providers..................................................   23

VOTING INFORMATION........................................................   24

LEGAL MATTERS.............................................................   26

EXPERTS...................................................................   26

EXHIBIT A.................................................................   27

EXHIBIT B.................................................................   30

EXHIBIT C.................................................................   33

EXHIBIT D.................................................................   34

EXHIBIT E.................................................................   37

EXHIBIT F.................................................................   38

EXHIBIT G.................................................................   46

                        ACM Government Income Fund, Inc.

                      ACM Government Securities Fund, Inc.

                       ACM Government Spectrum Fund, Inc.

                     ACM Government Opportunity Fund, Inc.


--------------------------------------------------------------------------------

                           [LOGO OF ALLIANCE CAPITAL]
                        Alliance Capital Management L.P.
--------------------------------------------------------------------------------

NOTICE OF SPECIAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT

SEPTEMBER 12, 2000

This is filed pursuant to Rule 497(b).
File Nos. 033-15044 and 811-05207.

                ACM GOVERNMENT INCOME FUND, INC.

                   1345 Avenue of the Americas
                       New York, New York
                    Toll Free (800) 221-5672

----------------------------------------------------------------

               STATEMENT OF ADDITIONAL INFORMATION
                       September 12, 2000


         This Statement of Additional Information relates specifically to the proposed Acquisitions (as defined in the Prospectus/Proxy Statement) wherein ACM Government Income Fund, Inc. ("ACM I") would acquire all of the assets of ACM Government Securities Fund, Inc. ("ACM II"), ACM Government Spectrum Fund, Inc. ("ACM III") and ACM Government Opportunity Fund, Inc. ("ACM IV" and together with ACM I, ACM II and ACM III, the "Funds") in exchange solely for shares of ACM I, cash in lieu of fractional shares for non-DRIP stockholders and the assumption by ACM I of all the liabilities of ACM II, ACM III and ACM IV (the "Acquired Funds").

         Alliance Capital Management, L.P. (the "Adviser") serves as investment adviser to the Funds. This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus/Proxy Statement for the Funds dated September 12, 2000. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus/Proxy Statement prior to purchasing shares. A copy of the Prospectus/Proxy Statement may be obtained without charge, by calling 800-221-5672. This Statement of Additional Information incorporates by reference the entire Prospectus/Proxy Statement.

----------------------------------------------------------------

                        TABLE OF CONTENTS

                                                             PAGE


Investment Objectives and Policies..........................

Investment Restrictions ....................................

Risk Factors and Special Considerations ....................

Management of the Funds ....................................

Valuation of Portfolio Securities...........................

Dividend Reinvestment and Cash Purchase Plan................

Description of Common Stock.................................

Portfolio Transactions......................................

Brokerage Allocation and Other Practices....................

Distributions...............................................

Taxation....................................................

Legal Matters...............................................

Experts.....................................................

Financial Statements........................................

Appendix A .................................................

         The following supplements the information contained in the Prospectus/Proxy Statement concerning the Funds. ACM I, ACM II, ACM III and ACM IV are each diversified closed-end investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act").

               INVESTMENT OBJECTIVES AND POLICIES

         GENERAL. The investment objective of each of ACM I, ACM II and ACM III is high current income consistent with preservation of capital. The investment objective of ACM IV is high current income consistent with prudent investment risk, with a secondary investment objective of growth of capital. In seeking to achieve its investment objectives, each Fund invests principally in U.S. Government Securities (as defined below) and utilizes certain other investment techniques, including options and futures, intended to enhance income and reduce market risk. The Funds may also invest in other debt securities including those of foreign governmental issuers. ACM IV may also invest in dividend-paying equity securities. The Funds are designed primarily for long term investment and investors should not consider any Fund to be a short-term trading vehicle. As with all investment companies, there can be no assurance that a Fund's objective will be achieved.

         Each Fund has adopted a fundamental policy that it will invest at least 65% of its total assets in U.S. Government Securities (as defined below) and repurchase agreements pertaining to U.S. Government Securities. Each Fund's investment objective and fundamental policy (and its investment restrictions set forth below under "Investment Restrictions") may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities," which means the lesser of
(i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares. A Fund's other investment policies described below, except as set forth under "Investment Restrictions," are not fundamental and may be changed by the Fund without stockholder approval, but the Fund will not change its investment policies without contemporaneous notice to its stockholders.

         U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the United States Government, its agencies or instrumentalities include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States, and (ii) obligations issued or guaranteed by U.S.

Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks, and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association.


         Government Guaranteed Mortgage-Related
Securities--General. Mortgages backing the securities purchased by a Fund include, among others, conventional thirty-year fixed rate mortgages, graduated payment mortgages, fifteen-year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. A Fund may purchase mortgage-related securities at a premium or at a discount. Principal and interest payments on the mortgage-related securities are government guaranteed to the extent described below. Such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of a Fund's shares of common stock.

         GNMA Certificates. Certificates of the Government National Mortgage Association ("GNMA Certificates") are mortgage-backed securities, which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Fund purchases are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

         The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest in securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.

         FHLMC Securities.  The Federal Home Loan Mortgage
Corporation ("FHLMC") was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

         The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHMLC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

         GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the United States.

         FNMA Securities.  The Federal National Mortgage
Association ("FNMA") was established in 1938 to create a secondary market in mortgages insured by the FHA.

         FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble

GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the United States.

         ZERO COUPON TREASURY SECURITIES. A Fund may invest in zero coupon Treasury securities. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of U.S. Treasury bonds and notes and hold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Securities and Exchange Commission ("SEC") has indicated, that, in its view these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in a Fund's categorization of U.S. Government Securities. The Funds disagree with the staff's interpretation but have undertaken that they will not invest in such securities until final resolution of the issue. However, if such securities are deemed to be U.S. Government Securities a Fund will not be subject to any limitations on their purchase.

         Zero coupon Treasury securities do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturity which make current distributions of interest. Current federal tax law requires that a holder (such as a Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year.

         REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on a Fund's ability to enter into repurchase agreements. Currently the Funds plan to enter into repurchase agreements only with its Custodian and such primary dealers. A repurchase agreement arises when a buyer such as a Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Fund requires continual maintenance by its Custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, a Fund might be delayed in, or prevented from, selling the collateral for the Fund's benefit. Each Fund's Board of Directors ("Board") has established procedures, which are periodically reviewed by the Board, pursuant to which the Fund's Adviser monitor the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

         General. U.S. Government Securities do not generally involve the credit risks associated with other types of interest-bearing securities although, as a result, the yields available from U.S Government Securities are generally lower than the yields available from other interest-bearing securities.
Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. When interest rates decline, the values of U.S. Government Securities can be expected to increase and when interest rates rise, the values of U.S. Government Securities can be expected to decrease.

         OTHER SECURITIES. While the principal investment strategies of ACM I, ACM II, ACM III and ACM IV emphasize investment in U.S. Government Securities, a Fund may, where consistent with its investment objective, invest up to 35% of its total assets in securities other than U.S. Government Securities, including (i) Foreign Government Securities and (ii) put and call options, futures contracts and options on futures contracts, options on foreign currencies, and forward foreign currency exchange contracts, as discussed below under the caption "Investment Practices." Each Fund may also invest up to 35% of its total assets in (i) "stable countries," with ACM I, ACM II and ACM III investing no more than 25% in any one country and
(ii) in securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or below BBB by Standard and Poor's Corporation ("S&P").

         ACM I, ACM II and ACM IV may also invest up to 35% of their total assets in (i) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, and (ii) commercial paper of prime quality rated Prime 1 or higher by Moody's or A-1 or higher by S&P or, if not rated, issued by companies which have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

         ACM I and ACM II may also invest up to 35% of their total assets in investment grade corporate debt securities (including collateralized mortgage obligations). Investment grade debt securities are those rated Baa or higher by Moody's or BBB or higher by S&P or, if not so rated, of equivalent investment quality in the opinion of the Adviser. Securities rated Baa by Moody's or BBB by S&P normally provide higher yields than higher-rated securities but may be considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. These Funds may also maintain no more than 35% of their total assets in foreign securities rated below Baa by Moody's or below BBB by S&P or, if not rated, of comparable investment quality as determined by the Adviser and in corporate debt securities that have been downgraded below Baa by Moody's and BBB by S&P. Such high-yield, high-risk securities are considered to have speculative or, in the case of relatively low ratings, predominantly speculative characteristics.

         ACM IV may also invest in dividend paying equity securities (including preferred stocks and the securities of foreign issuers) although it may invest no more than 20% of its total assets in equity securities.

         FOREIGN GOVERNMENT SECURITIES. Each Fund may invest up to 35% of its total assets in Foreign Government Securities of issuers considered stable by the Fund's Adviser. Foreign Government Securities are obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities. The Adviser's determination that a particular country should be considered stable depends on the Adviser's evaluation of political and economic developments affecting the country as well as recent experience in the markets for Foreign Government Securities of the country. Examples of foreign governments which the Adviser currently considers to be stable, among others, are the governments of Canada, Japan, Sweden, Germany, the United Kingdom and Mexico. The percentage of a Fund's assets invested in Foreign Government Securities will vary depending on the relative yields of such securities, the economies, financial markets, and interest rate climates of the countries in which the investments are made and the relationship of such countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. A Fund's portfolio of Foreign Government Securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country. A Fund may also hold foreign currency for hedging purposes.

         Investing in Foreign Government Securities involves considerations and possible risks not typically associated with investing in U.S. Government Securities. The value of Foreign Government Securities investments will be affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs will be incurred in connection with conversions between currencies. Foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to settlement periods.

         COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including in many cases, GNMA Certificates, FHLMC Certificates and FNMA Certificates, together with certain funds and other collateral.

         Scheduled distributions on the mortgage-backed certificates pledged to secure the collateralized mortgage obligations, together with certain funds and other collateral, are sufficient to make timely payments of interest on the collateralized mortgage obligations, and to retire the collateralized mortgage obligations not later than their stated maturity. Since the rate of payment of principal of the collateralized mortgage obligations depends on the rate of payment (including prepayments) of the principal of the underlying mortgage-backed certificates, the actual maturity of the collateralized mortgage obligations can occur significantly earlier than their stated maturity. The collateralized mortgage obligations may be subject to redemption under certain circumstances. Collateralized mortgage obligations bought at a premium (i.e., a price in excess of principal amount) may involve additional risk of loss of principal in the event of unanticipated prepayments of the underlying mortgages because the premium may not have been fully amortized at the time the obligation is repaid.

         Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the collateralized mortgage obligations may be guaranteed by GNMA, FHLMC or FNMA, the collateralized mortgage obligations represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, of by any other person or entity. The issuers of collateralized mortgage obligations typically have no significant assets other than those pledged as collateral for the obligations.

         ILLIQUID SECURITIES. A Fund may invest up to 20% of its total assets in illiquid securities. These securities include, among others, (i) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids of offers), including any currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), that have legal or contractual restrictions on resale but have a readily available market are not deemed to be illiquid for purposes of this limitation. The Adviser will monitor such securities and in reaching decisions concerning their marketability will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (v) any applicable SEC interpretation or position with respect to such type of securities.

INVESTMENT PRACTICES

         OPTIONS ON U.S. AND FOREIGN GOVERNMENT SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, a Fund may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign exchanges and over-the-counter. A Fund may also write call options for cross-hedging purposes. There are no specific limitations on a Fund's writing and purchasing of options.

         A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security in the same principal amount as the call written and the exercise price of the call held (a) is equal to or less than the exercise price of the call or (b) is greater than the exercise price of the call written and the difference is maintained by the Fund in cash and liquid high-grade debt securities in a segregated account with its Custodian. A put option written by a Fund is "covered" if the Fund maintains cash not available for investment or liquid high-grade debt securities with a value equal to the exercise price in a segregated amount with its Custodian, or else holds a put on the same security in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option reflects, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         A call option is written for cross-hedging purposes if a Fund does not own the underlying security but seeks to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire, In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its Custodian cash or U.S. Government Securities in an amount not less than the market value of the underlying security, marked to market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

         In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by at least the amount of the premium. In purchasing a put option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by at least the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

         If a put option written by a Fund were exercised the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by a Fund were exercised the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a higher price than its current market value. The risks involved in writing a call option is that there could be an increase in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. A Fund retains the premium received from writing a put or call option whether or not the option is exercised.

         A Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated transactions. A Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may enter into contracts for the purchase or sale for future delivery of U.S. and Foreign Government Securities, or contracts based on financial indices including any index of U.S. and Foreign Government Securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts to be written or purchased by a Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques are used only to hedge against anticipated future changes in market conditions and interest rates which otherwise might either adversely affect the value of a Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

         Each Fund's Board has adopted the requirement that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Board has also adopted two percentage restrictions on the use of futures contracts. The first restriction is that a Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate amount of initial margin deposits on all the futures contracts of the Fund and premiums paid on options on futures contracts would exceed 5% of the market value of the total assets of the Fund. The second restriction is that the aggregate market value of the futures contracts purchased by a Fund not exceed 50% of the market value of the total assets of the Fund. Neither of these restrictions will be changed by the Board without considering the policies and concerns of the various applicable federal and state regulatory agencies.

         OPTIONS ON FOREIGN CURRENCIES. A Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over the counter. There is no specific percentage limitation on a Fund's investments in options on foreign currencies.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund's Custodian will place cash not available for investment or U.S. Government Securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges. If the value of the securities placed in the segregated account declines, additional cash or U.S. Government Securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, a Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts reduce the potential gain from a positive change in the relationship between the U.S.

dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

         LENDING OF PORTFOLIO SECURITIES. In order to increase income, a Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in the form of cash of U.S. Government Securities. Under a Fund's procedures, collateral for such loans must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities (including interest accrued on the loaned securities). The interest accruing on the loaned securities will be paid to a Fund and the Fund will have the right, on demand, to call back the loaned securities. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially.
In determining whether to lend securities to a particular borrower, a Fund's Adviser (subject to review by the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay a Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. A Fund may pay fees to arrange the loans. A Fund will not lend portfolio securities in excess of 30% of the value of its total assets nor lend its portfolio securities to any officer, Director, employee or affiliate of the Fund or the Adviser.

         FORWARD COMMITMENTS. A Fund may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event such as approval of a proposed financing by appropriate municipal authorities (i.e., a "when, as and if issued" trade).

         When forward commitment transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest accrues to the purchaser prior to the settlement date. At the time a Fund enters into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if sold, the proceeds to be received, in determining the net asset value ("NAV") of its shares. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be cancelled in the event that the required condition did not occur and the trade was cancelled.

         The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rate and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if a Fund's Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to then current market values.
No forward commitments will be made by a Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the then current value of the Fund's total assets.

         A Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund enters into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, a Fund's Custodian will maintain, in a segregated account of the Fund, cash or liquid high-grade debt securities having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities, themselves. If a Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it can incur a gain or loss. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

         GENERAL INFORMATION REGARDING FUTURES, OPTIONS AND FORWARD CONTRACTS. The successful use of the foregoing investment practices draws upon the Adviser's special skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest and exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the use of these techniques or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

         A Fund's ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by a Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security or futures contract upon exercise. Therefore, no assurance can be given that a Fund will be able to utilize these instruments at all or utilize them effectively for the purposes set forth above. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations.

         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

         Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

         SHORT SALES. A Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, a Fund may not make a short sale if more than 10% of the Fund's net assets (taken at market value) is held as collateral for short sales at any one time. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited. It is the Funds' present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes. Certain special federal income tax considerations may apply to short sales, which are entered into by a Fund.

         SWAP AGREEMENTS. Certain of the Funds may enter into swaps on sovereign debt obligations to protect themselves from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by a Fund, and/or the termination value at the end of the contract. Therefore, a Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

         FUTURE DEVELOPMENTS. A Fund may, following written notice to its stockholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

                     INVESTMENT RESTRICTIONS

         Each Fund has adopted the following investment restrictions, which may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities as defined above. The percentage limitations set forth below, as well as those described in the Prospectus/Proxy Statement and elsewhere in this Statement of Additional Information, apply only at the time an investment is made or other relevant action is taken by a Fund.

         Each Fund will not:

         1. Invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, provided that this limitation shall not apply with respect to investments in U.S. Government Securities;

         2. Make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

         3. Borrow money, except a Fund may borrow (a) from a bank or other entity in a privately arranged transaction and issue commercial paper, bonds, debentures or notes, in series or otherwise, with such interest rates, conversion rights and other terms and provisions as are determined by the Fund's Board, if after such borrowing or issuance there is asset coverage of at least 300% as defined in the 1940 Act, and (b) for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund;

         4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

         5. Participate on a joint or joint and several basis in any securities trading account;

         6. Invest in companies for the purpose of exercising control;

         7. Invest in illiquid securities, including direct placements or other securities which are subject to legal or contractual restriction on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), if more than 20% of the Fund's net assets (taken at market value) would be invested in such securities. For purposes of this restriction, repurchase agreements not terminable within seven days will be deemed illiquid. Options purchased by the Fund in privately negotiated transactions and the securities covering options written by the Fund in privately negotiated transactions are not subject to this limitation;

         8. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes); or

         9. (a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein; (b) purchase or sell commodities or commodity contracts (except currencies, currency futures, forward contracts or contracts for the future acquisition or delivery of fixed income securities and related options and other similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and
              (e) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.

         ACM IV has an additional investment restriction in that it will not purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's total assets would be invested in securities of any closed-end investment company or more than 10% of such value in closed-end investment companies in general.

             RISK FACTORS AND SPECIAL CONSIDERATIONS

         GENERAL. The NAV of shares of a Fund varies as the aggregate value of the Fund's portfolio securities increases or decreases. A Fund's NAV changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed-income securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-income securities can be expected to decline. If the Adviser's expectation of changes in interest rates or its evaluation of the normal yield relationships in the fixed-income markets proves to be incorrect, a Fund's income, NAV and potential capital gain may be decreased or its potential capital loss may be increased.

         Although changes in the value of a Fund's portfolio securities subsequent to their acquisition are reflected in the Fund's NAV, such changes will not affect the income received by the Fund from such securities. The dividends paid by a Fund increase or decrease in relation to the income received by the Fund from its investments, which is reduced by the Fund's expenses before being distributed to the Fund's shareholders.

         The Fund's use of options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may result in the loss of principal under certain market conditions.

         For these reasons, an investment in shares of the Fund should not constitute a complete investment program and may not be appropriate for investors who cannot assume the greater risk of capital depreciation inherent in seeking higher income.

         BORROWING. A Fund may, if and when market conditions dictate, borrow, including on a secured basis, from banks or other entities in privately arranged transactions to increase the money available to the Fund to invest in securities when the Fund believes that the income from the securities financed will be greater than the interest expense paid on the borrowing. Currently, ACM I and ACM II have outstanding bank loans in the amount of $90,000,000 and $110,000,000, respectively. Such borrowings involve additional risk to a Fund, since the interest expense may be greater than the income from or appreciation of the securities carried by the borrowings and since the value of the securities carried may decline below the amount borrowed. A Fund may also borrow to finance repurchases of or tender offers for its shares when the Fund deems it desirable in order to avoid the untimely disposition of portfolio securities. A Fund reserves the right to issue preferred stock, commercial paper, bonds, debentures or notes, in series or otherwise, with such interest rates, conversion rights and other terms and provisions as are determined by the Fund's Board of Directors.

         A Fund may borrow to the maximum extent permitted under the 1940 Act. The 1940 Act requires a Fund to maintain "asset coverage" of not less than 300% of its "senior securities representing indebtedness," as those terms are defined and used in the 1940 Act. In addition, a Fund may not make any cash distributions to its stockholders if, after the distribution, there would be less than 300% asset coverage of a senior security representing indebtedness for borrowings (excluding for this purpose certain evidences of indebtedness made by a bank or other entity and privately arranged, and not intended to be publicly distributed). This limitation on a Fund's ability to make distributions could under certain circumstances impair the Fund's ability to maintain its qualification for taxation as a registered investment company.

         A Fund may also borrow for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund. Such borrowings are not subject to the asset coverage restrictions set forth in the preceding paragraph.

         Any investment gains made with the proceeds obtained from borrowings in excess of interest paid on the borrowings will cause the net income per share or the NAV per share of a Fund's common stock to be greater than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to a Fund, then the net income per share or NAV per share of the Fund's common stock will be less than would otherwise be the case. This is the speculative factor know as "leverage."

         EFFECTS OF LEVERAGE. As of June 30, 2000, ACM I and ACM II had outstanding bank loans in the amount of $90,000,000 and $110,000,000, respectively, which represented 16% and 15% of each Fund's total net assets, for the purpose of utilizing investment leverage. Utilization of leverage, which is usually considered speculative, involves certain risks to stockholders. These include a higher volatility of the NAV of the common stock, caused by favorable or adverse changes in currency exchange rates. In addition, fluctuations in the interest rates on a Fund's indebtedness will affect the return to stockholders, with increases in such rates decreasing such return.

         To the extent that the current interest rate on a Fund's indebtedness approaches the net return on the leveraged portion of the Fund's investment portfolio, the benefit of leverage to stockholders will be reduced, and if the current interest rate on the indebtedness were to exceed the net return on such portion of the Fund's portfolio, the Fund's leverage would result in a lower rate of return to stockholders and in a lower NAV than if a Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet interest requirements on the indebtedness or if a Fund failed to maintain the asset coverage required by the 1940 Act, it could be necessary for the Fund to liquidate certain of its investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.

         INVESTMENTS IN FOREIGN GOVERNMENT SECURITIES. Investing in Foreign Government Securities involves considerations and possible risks not typically associated with investing in U.S. Government Securities. The value of Foreign Government Securities investments will be affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs will be incurred in connections with conversions between various currencies. Foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods.

         INVESTMENTS IN LOWER-RATED SECURITIES. Securities rated below investment grade, i.e., Ba and lower by Moody's or BB and lower by S&P ("lower-rated securities"), or, if not rated, determined by the Adviser to be of equivalent quality, are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Securities rated Ba by Moody's or BB by S&P are judged to have speculative characteristics or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B by Moody's and S&P are judged to have highly speculative characteristics or to be predominantly speculative. Such securities may have small assurance of interest and principal payments.

         The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

         The Adviser will try to reduce risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if the Fund did not invest in lower-rated securities.

         In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Fund.

         Ratings of securities by Moody's and S&P are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of securities is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in the credit risk of securities within each rating category. See Appendix A for a description of Moody's and S&P's ratings.

         Certain lower-rated securities in which a Fund may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

         REPURCHASE OF SHARES. In recognition of the possibility that a Fund's shares might trade at a discount to NAV, each Fund's Board has determined that it would be in the interest of stockholders for the Fund to attempt to reduce or eliminate such a market value discount should it exist. To that end, each Fund's Board presently contemplates that a Fund may from time to time take action either to repurchase in the open market or to make a tender offer for its own shares at NAV. Each Fund's Board presently intends each quarter to consider the making of a tender offer. The Boards may at any time, however, decide that a Fund should not make a tender offer.

         Subject to a Fund's fundamental policy with respect to borrowings, the Fund may incur debt to finance repurchases and/or tender offers. Interest on any such borrowing will reduce the Fund's net income.

         There can be no assurance that repurchases and/or tender offers will result in a Fund's shares trading at a price equal to their NAV. Each Fund anticipates that the market price of its shares will from time to time vary from NAV. The market price of a Fund's shares will, among other things, be affected by the relative demand for and supply of such shares in the market, the Fund's investment performance, the Fund's dividends and yield and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that a Fund's shares may be the subject of tender offers at NAV from time to time may reduce the spread that might otherwise exist between market price and NAV. In the opinion of the Adviser, sellers may be less inclined to accept a significant discount if they have a reasonable expectation of being able to recover NAV in conjunction with a possible tender offer.

         Although each Fund's Board believes that share repurchases and tender offers might, in certain circumstances, have a favorable effect an the market price of a Fund's shares, it should be recognized that the acquisition of shares by the Fund would decrease the total assets of the Fund and therefore have the effect of increasing the Fund's expense ratio. Because of the nature of a Fund's investment objective, policies and portfolio, the Fund's Adviser does not anticipate that repurchases and tenders should have an adverse effect on the Fund's investment performance and does not anticipate any material difficulty in disposing of portfolio securities in order to consummate stock repurchases and tenders.

         Even if a tender offer has been made, it is a Board's announced policy, which may be changed by the Board, not to accept tenders or effect repurchases if (1) such transactions if consummated, would (a) result in the delisting of the Fund's shares from the New York Stock Exchange ("NYSE") (the NYSE having advised the Fund that it would consider delisting if the aggregate market value of the Fund's outstanding shares is less than $5,000,000, the number of publicly held shares falls below 600,000 or the number of round-lot holders fall below 1,200), or
(b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of stockholders who receive dividends from the Fund); (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment policies and objective in order to repurchase shares; or (3) there is, in the Board's judgment, any material
(a) legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on the NYSE or any foreign exchange on which portfolio securities of the Fund are traded, (c) declaration of a banking moratorium by federal, state or foreign authorities or any suspension of payment by banks in the United States, New York State or foreign countries in which the Fund invests, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal, state or foreign authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or other countries in which the Fund invests or (f) other event or condition which would have a material adverse effect on the Fund or its shareholders if shares were repurchased. A Board may modify these conditions in light of experience.

         Any tender offer made by a Fund will be at a price equal to the NAV of the shares on a date subsequent to the Fund's receipt of all tenders. Each offer will be made and stockholders notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a tender offer is authorized to be made by a Fund's Board, a stockholder wishing to accept the offer will be required to tender all (but not less than all) of the shares owned by such stockholder (or attributed to the stockholder for federal income tax purposes under Section 318 of the Code). A Fund will purchase all shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth above). Each person tendering shares will be required to submit a check in the amount of $25.00, payable to the Fund, which will be used to help defray the costs associated with effecting the tender offer. This $25.00 fee will be imposed upon each tendering stockholder any of whose tendered shares are purchased in the offer, and will be imposed regardless of the number of shares purchased. A Fund expects the cost to the Fund of effecting a tender offer will exceed the aggregate of all such fees received from those who tender offer their shares. Costs associated with the tender offer will be charged against capital. During the period of the tender offer, a Fund's stockholders will be able to obtain the Fund's current NAV by use of a toll-free telephone number.

         If a Fund must liquidate portfolio securities in order to purchase Fund shares tendered, the Fund may realize gains and losses. If the portfolio securities sold are "Section 998" items, a Fund's distributable net investment income could be positively or adversely affected. The portfolio turnover rate of a Fund may or may not be affected by the Fund's repurchase of shares pursuant to a tender offer.

         POSSIBLE FUTURE CONVERSION TO OPEN-END INVESTMENT COMPANY. If, during any fiscal year of a Fund, (i) shares of the Fund's common stock have traded on the principal securities exchange where listed at an average discount from NAV of more than 10%, determined on the basis of the discount as of the end of the last trading day in each week during the period of 12 calendar weeks preceding December 31 in such year, and (ii) during such year the Fund receives written requests from the holders of 10% or more of the Fund's outstanding shares of common stock that such a proposal be submitted to the Fund's stockholders, the Fund will submit to its stockholders at the next succeeding annual meeting of stockholders a proposal, to the extent consistent with the 1940 Act, to amend the Fund's Charter. Such amendment would provide that, upon its adoption by the holders of 66 2/3% of the Fund's outstanding shares of common stock, the Fund will convert from a closed-end to an open-end investment company. The 66 2/3% vote requirement is higher than the minimum vote required under the 1940 Act. If a Fund converted to an open-end investment company, it would be able to continuously issue and offer for sale the shares of its common stock and each outstanding share of the Fund's common stock could be presented to the Fund at the option of the holder thereof for redemption at NAV per share. In such event, the Fund might be required to liquidate portfolio securities to meet requests for redemption, and its shares would no longer be listed on the NYSE.

         A Fund cannot predict whether any repurchase of shares made while the Fund is a closed-end investment company (as described under "Repurchase of Shares" above) would increase or decrease the discount from NAV. To the extent that any such repurchase decreased the discount from NAV to below 10% during the measurement period described in (i) above, the Fund would not be required to submit to stockholders a proposal to convert the Fund to an open-end investment company at the next annual meeting of stockholders.

                     MANAGEMENT OF THE FUNDS

Directors and Officers

         The Directors and principal officers of a Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, NY 10105. Each Director and officer is affiliated as such with one or more of the other registered investment companies sponsored by Alliance.

Directors

                                                      PRINCIPAL OCCUPATION
                                                      DURING THE PAST FIVE
                                                      YEARS AND OTHER
NAME, ADDRESS AND AGE       FUND       OFFICE         AFFILIATIONS

John D. Carifa* (55)        ACM I      Chairman       President, Chief
                            ACM II     of the Board   Operating Officer
                            ACM III    of Directors   and a Director of
                            ACM IV                    Alliance Capital
                                                      Management Corporation
                                                      ("ACMC"), the general
                                                      partner of Alliance,
                                                      which he has been
                                                      associated with since
                                                      prior to 1995.

Ruth Block (69)             ACM I      Director       Formerly an Executive
Box 4623                    ACM II                    Vice President
Stamford, CT 06903          ACM III                   and Chief Insurance
                            ACM IV                    Officer of The Equitable
                                                      Life Assurance Society
                                                      of the United States.
                                                      She is a Director of
                                                      Ecolab Incorporated
                                                      (specialty chemicals)
                                                      and BP Amoco Corporation
                                                      (oil and gas).

David H. Dievler (70)       ACM I      Director       Independent Consultant.
P.O. Box 167                ACM II                    Formerly a Senior Vice
Spring Lake, NJ 07762       ACM IIII                  President of ACMC until
                            ACM IV                    December 1994.

John H. Dobkin (58)         ACM I      Director       President of Historic
150 White Plains Road       ACM II                    Hudson Valley (historic
Tarrytown, NY 10591         ACM III                   preservation) since
                            ACM IV                    prior to 1995.
                                                      Previously, he was a
                                                      Director of the National
                                                      Academy of Design.

William H. Foulk,Jr. (67)   ACM I      Director       Investment Adviser and
Suite 100                   ACM II                    Independent Consultant.
2 Greenwich Plaza           ACM III                   He was formerly Senior
Greenwich, CT 06830         ACM IV                    Manager of Barrett
                                                      Associates, Inc., a
                                                      registered investment
                                                      adviser, with which he
                                                      had been associated
                                                      since prior to 1995.

Dr. James M. Hester (76)    ACM I      Director       President of the Harry
25 Cleveland Lane           ACM II                    Frank Guggenheim
Princeton, NJ 08540         ACM III                   Foundation, with which
                            ACM IV                    he has been associated
                                                      since prior to 1995.  He
                                                      was formerly President
                                                      of New York University
                                                      and The New York
                                                      Botanical Garden and
                                                      Rector of The United
                                                      Nations University.

Clifford L. Michel (61)     ACM I      Director       Member of the law firm
St. Bernhard's Road         ACM II                    of Cahill Gordon &
Gladstone, NJ 07934         ACM III                   Reindel, with which
                            ACM IV                    he has been associated
                                                      since prior to 1995.  He
                                                      is President and Chief
                                                      Executive Officer of
                                                      Wenonah Development
                                                      Company (investment
                                                      holding company) and a
                                                      Director of Placer Dome,
                                                      Inc. (mining).

Donald J. Robinson (66)     ACM I      Director       Senior Counsel of the
98 Hell's Peak Road         ACM II                    law firm of Orrick,
Weston VT 05161             ACM III                   Herrington & Sutcliffe
                            ACM IV                    since January 1995.  He
                                                      was formerly a senior
                                                      partner and a member of
                                                      the Executive Committee
                                                      of that firm.  He was
                                                      also a Trustee of the
                                                      Museum of the City of
                                                      New York from 1977-1995.

Robert C. White (79)        ACM I      Director       Formerly Assistant
                            ACM II                    Treasurer of Ford
                            ACM III                   Company and, until
                            ACM IV                    September 30, 1994, a
                                                      Vice President and the
                                                      Chief Financial Officer
                                                      of the Howard Hughes
                                                      Medical Institute.

Officers

Wayne D. Lyski (58)         ACM I      President      Executive Vice President
                            ACM II     (Senior Vice   of ACMC, with which he
                            ACM III    President for  has been associated
                            ACM IV     ACM IV)        since prior to 1995.

Kathleen A. Corbet (40)     ACM I      Senior Vice    Executive Vice President
                            ACM II     President      of ACMC, with which she
                            ACM III                   has been associated
                            ACM IV                    since prior to 1995.

Bruce W. Calvert (53)       ACM IV     Senior         Vice Chairman and Chief
                                       President      Executive Officer of
                                                      ACMC, with which he has
                                                      been associated since
                                                      prior to 1995.

Paul J. DeNoon (38)         ACM I      Vice           Senior Vice President
                            ACM II     President      of ACMC, with which
                            ACM III                   he has been associated
                            ACM IV                    since prior to 1995.

Thomas Bardong (55)         ACM IV     Vice           Senior Vice President of
                                       President      ACMC, with which he has
                                                      been associated since
                                                      prior to 1995.

Christian G. Wilson (32)    ACM I      Vice           Vice President of
                            ACM II     President      ACMC, with which he
                            ACM III                   has been associated
                            ACM IV                    since prior to 1995.

Michael Mon (31)            ACM I      Vice           Vice President of ACMC,
                            ACM II     President      with which he has been
                            ACM III                   Associated since June
                            ACM IV                    1999.  Prior thereto he
                                                      was a Portfolio Manager
                                                      at Brundage, Stroy and
                                                      Rose since 1998.
                                                      Previously, he was
                                                      employed as an Assistant
                                                      Vice President at
                                                      Mitchell Hutchins Asset
                                                      Management since prior
                                                      to 1995.

Edmund P. Bergan, Jr. (50)  ACM I      Secretary      Senior Vice President
                            ACM II                    and General Counsel
                            ACM III                   of Alliance Fund
                            ACM IV                    Distributors, Inc.
                                                      ("AFD") and Alliance
                                                      Fund Services, Inc.
                                                      ("AFS"), with which he
                                                      has been associated
                                                      since prior to 1995.

Mark D. Gersten (49)        ACM I      Treasurer &    Senior Vice President
                            ACM II     Chief          of AFS and Vice
                            ACM III    Financial      President of AFD,
                            ACM IV     Officer        with which he has been
                                                      associated since prior
                                                      to 1995.

Juan J. Rodriguez (42)      ACM I      Controller     Vice President of AFS,
                            ACM II                    with which he has been
                            ACM III                   associated since prior
                            ACM IV                    to 1995.

________________________________
* "Interested person" as defined in the Investment Company Act of 1940, as amended, of each Fund because of an affiliation with each Fund's investment adviser, Alliance Capital Management L.P.


         A Fund does not pay any fees to, or reimburse expenses of, any Director during a time when such Director is considered an "interested person" of the Fund, as defined by the 1940 Act. The aggregate compensation paid by each Fund to each of its Directors during it respective fiscal year ended in 1999, the aggregate compensation paid to each of the Directors during calendar year 1999 by all of the investment companies in the Alliance Fund Complex, and the total number of investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Funds nor any other investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                          TOTAL                 TOTAL NUMBER OF          TOTAL NUMBER OF
                       AGGREGATE          COMPENSATION          INVESTMENT COMPANIES     INVESTMENT PORTFOLIOS
                       COMPENSATION       FROM THE              IN THE ALLIANCE FUND     WITHIN THE ALLIANCE
                       FROM EACH FUND     ALLIANCE FUND         COMPLEX, INCLUDING       FUND COMPLEX,
                       DURING ITS         COMPLEX, INCLUDING    THE FUNDS, AS TO         INCLUDING THE FUNDS, AS
                       FISCAL YEAR        THE FUNDS, DURING     WHICH THE DIRECTOR       TO WHICH THE DIRECTOR
                       ENDED IN           CALENDAR YEAR         IS A DIRECTOR OR         IS A DIRECTOR OR
NAME OF DIRECTOR       1999               1999                  A TRUSTEE                A TRUSTEE

John D. Carifa              $0                    $0                    50                      103

Ruth Block             $3,957 ACM I
                       $3,957 ACM II
                       $3,707 ACM III
                       $3,444 ACM IV            $154,263                38                      80

David H. Dievler       $3,830 ACM I
                       $3,830 ACM II
                       $4,205 ACM III
                       $3,567 ACM IV            $210,188                45                      87

John H. Dobkin         $4,080 ACM I
                       $4,080 ACM II
                       $4,205 ACM III
                       $3,567 ACM IV            $206,488                42                      84

William H. Foulk, Jr.  $4,080 ACM I
                       $4,080 ACM II
                       $4,205 ACM III
                       $3,567 ACM IV            $246,413                45                      98

Dr. James M. Hester    $4,080 ACM I
                       $4,080 ACM II
                       $4,205 ACM III
                       $3,567 ACM IV            $164,138                39                      81

Clifford L. Michel     $4,080 ACM I
                       $4,080 ACM II
                       $4,205 ACM III
                       $3,567 ACM IV            $183,388                39                      83

Donald J. Robinson     $3,347 ACM I
                       $3,347 ACM II
                       $3,472 ACM III
                       $2,833 ACM IV            $140,813                41                      92


                               33




Robert C. White        $8,600 ACM I
                       $8,600 ACM II
                       $8,600 ACM III
                       $7,050 ACM IV            $85,000                 10                      10

         As of June 30, 2000, each of the Directors of each Fund owned less than 1% of the shares of such Fund and the Directors and officers of each Fund as a group owned less than 1% of the shares of each such Fund. During each Fund's most recently completed fiscal year, none of the Funds' Directors engaged in a purchase or sale of the securities of Alliance or any of its parents or subsidiaries in an amount exceeding 1% of the relevant class of securities.

         Each Fund, Alliance and each Fund's principal underwriter have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. These Codes do permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. These Codes may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room call the SEC at 1-202-942-8090. In addition, these Codes are available on the SEC's Internet site at http://www.sec.gov or upon request (for a duplicating fee) at the following E-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102

Adviser

         The Funds' investment adviser, Alliance Capital Management L.P. ("Alliance"), 1345 Avenue of the Americas, New York, NY 10105, is a leading international investment adviser managing client accounts with assets as of June 30, 2000 totaling more than $388 billion (of which more than $185 billion represented the assets of investment companies). As of June 30, 2000, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 29 of the nations' FORTUNE 100 companies), for public employee retirement funds in 33 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 122 separate investment portfolios, currently have approximately 6.1 million shareholder accounts.

         Alliance Capital Management Corporation ("ACMC") is the general partner of Alliance and a wholly owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"). Equitable, one of the largest life insurance companies in the United States, is the beneficial owner of an approximately 55.4% partnership interest in Alliance. Alliance

Capital Management Holding L.P. ("Alliance Holding") owns approximately 41.9% partnership interest in the Adviser.* Equity interests in Alliance Holding are traded on the New York Stock Exchange in the form of units. Approximately 98% of such interests are owned by the public and management or employees of Alliance and approximately 2% are owned by Equitable. Equitable is a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange. AXA Financial serves as the holding company for Alliance, Equitable and Donaldson, Lufkin & Jenrette,
Inc., an integrated investment and merchant bank.   As of June
30, 1999, AXA, a French insurance holding company, owned approximately 58.2% of the issued and outstanding shares of common stock of AXA Financial.

         The Advisory Agreements for ACM I, ACM II, ACM III and ACM IV became effective on April 21, 1988, April 21, 1988, May 26, 1988 and August 25, 1988, respectively. Each Fund's Advisory Agreement was amended on July 22, 1992. Each Fund's Advisory Agreement was approved by the vote, cast in person, of the Fund's Directors including the Directors who are not parties to the Advisory Agreement or interested persons as defined in the 1940 Act, of any such party, at a meeting called for that purpose and held on April 2, 1992.

         Alliance provides investment advisory services and order placement facilities for each of the Fund's and pays all compensation of Directors and officers of the Fund who are affiliated persons of Alliance. Alliance or its affiliates also furnish a Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to a Fund's Board to serve as the Fund's officers. Each Fund has, under the Advisory Agreement, assumed obligation to pay for all other expenses. As to the obtaining of services other than those specifically provided to a Fund by Alliance, the Fund may employ its own personnel. For such services, the Fund may also utilize personnel employed by Alliance or its affiliates and, in such event, the services will be provided to the Fund at cost and the
____________________

* Until October 29, 1999, Alliance Holding served as the investment adviser to the Fund. On that date, Alliance Holding reorganized by transferring its business to the Adviser. Prior thereto, the Adviser had no material business operations. One result of the reorganization was that the Advisory Agreement, then between the Fund and Alliance Holding, was transferred to the Adviser by means of a technical assignment, and ownership of Alliance Fund Distributors, Inc. and Alliance Fund Services, Inc. the Fund's principal underwriter and transfer agent, respectively, also was transferred to the Adviser.

payments therefore must be specifically approved by the Fund's
Board.

         Under their Advisory Agreements, ACM I, ACM II and ACM III pay Alliance a monthly management fee in an amount equal to the sum of (x) 1/12th of .30% of the average weekly net assets of the Fund up to $250 million during the month plus 1/12th of .25% of the Fund's average weekly net assets in excess of $250 million during the month and (y) 5.25% of the Fund's daily gross income (i.e., income other than gains from the sale of securities or gains received from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month. These Funds' Advisory Agreements provide that the monthly management fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis). Under its Advisory Agreement, ACM IV pays Alliance a monthly fee equal to .0625 of 1% of the Fund's average weekly net assets during the month (equal to an annual fee of approximately .75 of 1% of the average weekly net assets).

         For the fiscal years ended December 31, 1999, 1998 and 1997, ACM I, ACM II and ACM III paid advisory fees to Alliance that, in the aggregate, amounted to $4,005,912, $4,517,809 and $4,828,660; $5,290,831, $5,886,351 and $6,168,048; $2,048,567,
$1,898,639 and $1,964,382, respectively. For the fiscal years ended July 31, 1999, 1998 and 1997, ACM IV paid advisory fees to Alliance that, in the aggregate, amounted to $805,157, $833,478 and $813,268, respectively.

         For purposes of the calculation of the fee payable to Alliance, average weekly net assets are determined on the basis of the average net assets of a Fund for each weekly period (ending on Fridays) ending during the month. The net assets for each weekly period are determined by averaging the net assets on Friday of such weekly period with the net assets on Friday of the immediately preceding weekly period. When a Friday is not a Fund business day, then the calculation will be based on the net assets of a Fund on the Fund business day immediately preceding such Friday. This advisory fee may be greater than that paid by most funds. In addition to payments to the Adviser under the Advisory Agreement, the Fund pays certain other costs.

         Certain other clients of Alliance may have investment objectives and policies similar to those of the Funds. Alliance may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of Alliance to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Alliance to the accounts involved, including the Funds. When two or more of the clients of Alliance (including a Fund) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

         As to the obtaining of services other than those specifically provided to a Fund by Alliance, a Fund may employ its own personnel. For such services, it also may utilize personnel employed by Alliance or by other subsidiaries of Equitable. In such event, the services will be provided to a Fund at cost and the payments specifically approved by the Fund's
Board.

         Each Fund's Advisory Agreement is terminable with respect to that Fund without penalty on 60 days written notice by a vote of a majority of the outstanding voting securities of such Fund or by a vote of a majority of the Fund's Directors, or by Alliance on 60 days written notice, and will automatically terminate in the event of its assignment. Each Fund's Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of Alliance, or of reckless disregard of its obligations thereunder, Alliance shall not be liable for any action or failure to act in accordance with its duties thereunder.

         The Advisory Agreements for ACM I, ACM II and ACM III continue in effect, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of such parties as defined by the 1940 Act. Most recently, continuance of the Advisory Agreements of ACM I, ACM II and ACM III was approved by the Board, including a majority of the Directors who are not parties to the Advisory Agreements or interested persons of any such party, at a Meeting held on October 13, 1999.

         Alliance may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Disciplined Value Fund, Inc., Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance

Institutional Reserves, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Inc., Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance Select Investors Series, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, The Alliance Fund, Inc., The Alliance Portfolios, and EQ Advisors Trust, all registered open-end investment companies; ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Administrator

         Under Administrative Agreements, Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a Delaware corporation with principal offices at 1285 Avenue of the Americas, New York, NY 10019 serves as administrator for ACM I, ACM II and ACM III and Alliance serves as administrator for ACM IV. Under these Administrative Agreements, Mitchell Hutchins and Alliance perform standard administrative services for the Funds.

         For the services rendered to ACM I, ACM II and ACM III, these Funds pay Mitchell Hutchins a fee, calculated and paid monthly, at the annualized rate of 0.20 of 1% of a Fund's average weekly net assets up to $100 million, 0.18 of 1% of the Fund's next $200 million of average weekly net assets, and 0.16 of 1% of the Fund's average weekly net assets in excess of $300 million. For services rendered to ACM IV, ACM IV pays Alliance a monthly fee equal to the annualized rate of 0.15 of 1% of the Fund's average weekly net assets. If the Acquisitions are approved, the combined fund would pay Mitchell Hutchins a fee, calculated and paid monthly, at an annualized rate of 0.18 of 1% of the combined fund's average weekly net assets up $100 million, 0.16 of 1% of the combined fund's next $200 million of average weekly net assets, and 0.15 of 1% of the combined fund's average weekly net assets in excess of $300 million. For the fiscal years ended December 31, 1999, 1998 and 1997, ACM I, ACM II and ACM III paid administrative fees to Mitchell Hutchins that, in the aggregate, amounted to $833,756, $982,489 and $1,040,518; $1,075,090,
$1,281,004 and $1,328,236; $464,910, $497,633 and 487,961,
respectively. For the fiscal years ended July 31, 1999, 1998, and 1997, ACM IV paid administrative fees to Alliance that, in the aggregate, amounted to $161,032, $166,691 and $162,654.

Shareholder Servicing

         Alliance Fund Services, Inc. ("AFS"), an affiliate of Alliance, provides shareholder services for the Funds. The Funds reimburse AFS for these services. For these services and for the fiscal years ended December 31, 1999, 1998 and 1997 ACM I, ACM II and ACM III paid AFS $3,925, $5,605 and $5,292; $4,690, $4,230 and $4,515; $2,310, $3,420 and $3,925, respectively.  For these services and for its fiscal years ended July 31, 1999, 1998 and 1997 ACM IV paid AFS $965, $1,160 and $3,717.

Custodian, Dividend Paying Agent, Transfer Agent and Registrar

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, serves as custodian, dividend paying agent, transfer agent and registrar for ACM I, ACM II and ACM III. State Street also acts as accounting agent for ACM I, ACM II and ACM III. The Bank of New York, One Wall Street, New York, NY 10286, serves as custodian and accounting agent for ACM IV. PFPC, Inc., P.O. Box 8030, Boston, MA 02266-8030, serves as dividend paying agent, transfer agent and registrar for ACM IV.

         For these services and for the fiscal years ended December 31, 1999, 1998 and 1997 ACM I, ACM II and ACM III paid State Street $384,324, $425,406 and $387,986; $410,195, $480,125
and $422,512; $206,816, $197,628 and $263,369, respectively.  For these services and for its fiscal years ended July 31, 1999, 1998 and 1997, ACM IV paid PFPC $40,969, $49,165 and $91,344. For these services and for its fiscal years ended July 31, 1999, 1998 and 1997, ACM IV paid Bank of New York $102,049, $120,841 and $102,049.

                VALUATION OF PORTFOLIO SECURITIES

         Each Fund calculates and makes available for weekly publication the NAV of its shares of common stock. The NAV per share of a Fund's common stock is determined as of the close of trading on the NYSE each Friday or, when Friday is not a Fund business day, on the immediately preceding Fund business day, by adding the market value of all securities in the Fund's portfolio and other assets, subtracting liabilities incurred or accrued and dividing by the total number of the Fund's shares of common stock then outstanding.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the quoted bid prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from one or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or pursuant to procedures established by, the Board of Directors. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange are valued in like manner. Portfolio securities traded on the Exchange and on one or more other foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded only in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and debt securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from two or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Listed put and call options purchased by a Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value.)

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.
The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealers quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

         All other assets of a Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. A Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless these prices do not reflect current market value, in which case the securities will be valued in good faith by fair value by, or in accordance with procedures established by, the Board of Directors.

         The Board of Directors may suspend the determination of a Fund's net asset value subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets.

For purposes of determining a Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

          DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

         Stockholders of each Fund whose shares are registered in their own names may elect to be participants in each Fund's Dividend Reinvestment and Cash Purchase Plan (the "DRIP"), under which dividends and capital gain distributions to stockholders will be paid or reinvested in additional shares of a Fund (the "Dividend Shares"). State Street Bank and Trust Company for ACM I, ACM II and ACM III, and PFPC, Inc. for ACM IV (the "Agent") act as agents for participants under the DRIP. Stockholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the DRIP.

         Stockholders who do not elect to participate in the DRIP will receive all distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to the nominee) by State Street Bank and PFPC, as dividend disbursing agent.

         The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions. The federal income tax treatment of reinvestment is described under "Taxation."

         A stockholder who has elected to participate in the DRIP may withdraw from the DRIP at any time. There will be no penalty for withdrawal from the DRIP and stockholders who have previously withdrawn from the DRIP may rejoin it at any time. Changes in elections must be in writing and should include the stockholder's name and address as they appear on the share certificate. An election to withdraw from the DRIP will, until such election is changed, be deemed to be an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for a distribution declared and having a record date of at least 10 days after the date on which the election is received.
A stockholder whose shares are held in the name of a broker or nominee should contact such broker or nominee concerning changes in that stockholder's election.

         Under a DRIP and commencing not more than five business days before the dividend payment date, purchases of a Fund's shares may be made by the Agent, on behalf of the participants in the DRIP, from time to time to satisfy dividend reinvestments under the DRIP. Such purchases by the Agent on or before the dividend payment date may be made on the NYSE or elsewhere at any time when the price plus estimated commissions of a Fund's common stock on the NYSE is lower than the Fund's most recently calculated NAV per share.

         If the Agent determines on the dividend payment date that the shares purchased as of such date are insufficient to satisfy the dividend reinvestment requirements, the Agent, on behalf of the participants in the DRIP, will obtain the necessary additional shares as follows. To the extent that outstanding shares are not available at a cost of less than per share NAV, the Agent, on behalf of the participants in the DRIP, will accept payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of a Fund on the dividend payment date. Such shares will be issued at a per share price equal to the higher of (1) the NAV per share on the payment date, or (2) 95% of the closing market price per share on the payment date.
If the closing sale or offer price, plus estimated commissions, of the common stock on the NYSE on the payment date is less than a Fund's NAV per share on such day, then the Agent will purchase additional outstanding shares on the NYSE or elsewhere. If before the Agent has completed such purchases, the market price plus commissions exceeds the NAV of a Fund share, the average per share purchase price paid by the Agent may exceed the NAV of the Fund's shares, resulting in the acquisition of fewer shares than if shares had been issued by the Fund.

         Participants in a DRIP have the option of making additional cash payments to the Agent, semi-annually, in any amount of $100 or more for investment in a Fund's shares. The Agent uses all funds received from participants to purchase Fund shares in the open market on or about each January 15 and July
15. Participants' cash payments are also used to acquire Fund shares under the same procedure as that used for reinvestment of dividends and distributions. To allow ample time for receipt and processing by the Agent, participants should send in voluntary cash payments to be received by the Agent not later than five business days before each January 15 and July 15. To avoid unnecessary cash accumulations, cash payments received after that time and cash payments received more than 30 days prior to these dates will be returned by the Agent and interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

         The Agent will maintain all stockholders' accounts in a DRIP and furnish written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each DRIP participant will be held by the Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased or received pursuant to the DRIP.

         In the case of stockholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Agent will administer the DRIP on the basis of the number of shares certificated from time to time by the record stockholders as representing the total amount registered in the record stockholders' name and held for the account of beneficial owners who are to participate in the DRIP.

         There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each stockholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. A participant also will pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant.

         Stockholders participating in a DRIP may receive benefits not available to stockholders not participating in a Plan. If the market price plus commissions of a Fund's shares is above the NAV, participants in a DRIP will receive shares of a Fund at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, participants will receive distributions in shares with a NAV greater than the value of any cash distribution they would have received on their shares. There may be insufficient shares available in the market to make distributions in shares at prices below NAV. Also, since a Fund does not redeem it shares, the price on resale may be more or less than the NAV.

         In the case of foreign participants whose dividends are subject to U.S. income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

         Experience under a DRIP may indicate that changes are desirable. Accordingly, a Fund reserves the right to amend or terminate a DRIP as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the DRIP at least 90 days before the record date for such dividend or distribution. A DRIP may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the DRIP. There is no service charge to participants in a DRIP; however, a Fund reserves the right to amend the DRIP to include a service charge payable to the Agent by the participants. All correspondence concerning the DRIPs for ACM I, ACM II and ACM III should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, MA 02101 or for ACM IV at PFPC, Inc., P.O. Box 8030, Boston, MA 02266-8030.

                   DESCRIPTION OF COMMON STOCK

Common Stock of the Funds

         Each Fund is authorized to issue up to 300,000,000 shares of common stock, par value $.01 per share. As of June 30, 2000, ACM I, ACM II, ACM III and ACM IV had 58,744,751, 78,226,348, 35,235,527 and 12,425,781 shares outstanding, respectively. The Funds' shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The shares of each Fund outstanding are, and the shares of ACM I, when issued upon the Acquisitions will be, fully paid and nonassessable. Stockholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the shares of common stock of a Fund can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares of common stock will not be able to elect any Directors. Under the rules of the NYSE applicable to listed companies, each Fund is required to hold an annual meeting of stockholders each year.

Certain Anti-Takeover Provisions of the Fund's Charters,
Articles of Incorporation and By-Laws

         The Funds presently have provisions in their Charters, and By-Laws (together, the "Charter Documents") that are intended to limit (i) the ability of other entities or persons to acquired control of a Fund, (ii) a Fund's freedom to engage in certain transactions, or (iii) the ability of a Fund's Directors or stockholders to amend the Charter Documents or effect changes in the Fund's management. These provisions of the Charter Documents may be regarded as "anti-takeover" provisions. Commencing with the first annual meeting of a Fund's stockholders, the Board of Directors was divided into three classes, each having a term of three years. At each annual meeting of stockholders, the term of one class of Directors expires. Accordingly, only those Directors in one class maybe changed in any one year, and it would require two years to change a majority of the Board of Directors (although under Maryland law procedures are available for the removal of Directors even if they are not then standing for reelections and under SEC regulations procedures are available for including stockholders' proposals in management's annual proxy statement). Such system of electing Directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's stockholders to change the majority of Directors. Under Maryland law and a Fund's Charter, the affirmative vote of the holders of a majority of the votes entitled to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and amendment to the Fund's Charter. In addition, the affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of common stock of a Fund is required generally to authorize any of the following transactions or to amend the provisions of the Articles of Incorporation relating to such transactions:

         (i) merger, consolidation or statutory share exchange of the Fund with or into any other corporation;

        (ii) issuance of any securities of the Fund to any person or entity for cash;

       (iii) sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

        (iv) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund (a "principal stockholder"). However, such vote would not be required where, under certain conditions, the Board of Directors approves the transaction, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of the Fund's assets the affirmative vote of a majority of the outstanding shares of a Fund would nevertheless be required.


         The provisions of the Charter Documents described above and a Fund's right to repurchase or make a tender offer for its common stock could have the effect of depriving the owners of shares of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of a Fund in a tender offer or similar
transaction.   The overall effect of these provisions is to
render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder. However, they provide the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management and investment objective and policies. The Board of Directors of each Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its stockholders.

                     PORTFOLIO TRANSACTIONS

         Subject to the general supervision of a Fund's Board, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Fund. A Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis, which does not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by a Fund and brokerage commissions are payable with respect to transactions in exchange-traded futures contracts.

         A Fund has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of each Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with a Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of shares of the Fund as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

            BROKERAGE ALLOCATION AND OTHER PRACTICES

         Neither a Fund nor Alliance has entered into agreements or understandings with any brokers or dealers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to Alliance for use in rendering investment advice to a Fund, such information may be supplied at no cost to Alliance and, therefore, may have the effect of reducing the expenses of Alliance in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by Alliance probably does not reduce the overall expenses of Alliance to any material extent.

         The investment information provided to Alliance is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment Alliance's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through whom a Fund effects securities transactions are used by Alliance in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by Alliance in connection with the Fund. A Fund will deal in some instances in equity securities, which are not listed on a national stock exchange but are traded in the over-the-counter market. Where transactions are executed in the over-the-counter market, a Fund will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, a Fund will attempt to negotiate best execution. A Fund may from time to time place orders for the purchase or sale of securities

(including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), an affiliate of Alliance, a Fund's distributor, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ for which DLJ may receive a portion of the brokerage commission. With respect to orders placed with DLJ for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(a) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as a Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

The following table shows the brokerage commission paid on investment transactions for the last three fiscal years:

                    FUND                           BROKERAGE
                    COMMISSION PAID ($)

ACM I (Fiscal Year End -
    December 31)
    1997                                             $0
    1998                                             $0
    1999                                             $0
ACM II (Fiscal Year End - December 31)
    1997                                             $0
    1998                                             $0
    1999                                             $0
ACM III (Fiscal Year End - December 31)
    1997                                             $0
    1998                                             $0
    1999                                             $0
ACM IV (Fiscal Year End - July 31)
    1997                                             $26,368
    1998                                             $0
    1999                                             $0

    No brokerage commissions were paid to brokers utilizing the Pershing Division of Donaldson, Lufkin & Jenrette Securities
Corporation during each Fund's respective fiscal year ended for the past three years.

                          DISTRIBUTIONS

    Each Fund intends to distribute monthly its net investment income. Net short-term capital gains, if any, will normally be distributed quarterly and net long-term capital gains, if any, will normally be distributed annually.

                            TAXATION

General

    Each Fund intends for each taxable year to qualify as a "regulated investment company" under the Code. To so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; and
(ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

    The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are "not directly related" to a Fund's principal business of investing in stock or securities may be excluded from the income which qualifies for purposes of the 90% gross income requirement described above with respect to the Fund's qualification as a "regulated investment company." No such regulations have yet been issued.

    If a Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its stockholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify to be taxed as a "regulated investment company."

    The information set forth in the following discussion relates solely to the significant United States federal income tax consequences of dividends and distributions by a Fund and of sales or redemptions of Fund shares, and assumes that a Fund qualifies to be taxed as a regulated investment company.

Investors should consult their own tax counsel with respect to the specific tax consequences of their being stockholders of a Fund, including the effect and applicability of federal, state and local tax laws to their own particular situation and the possible effects of changes therein.

Dividends and Distributions

    Each Fund intends to make timely distributions of its taxable income (including any net capital gain) so that the Fund will not be subject to federal income taxes. Each Fund also intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% federal excise tax imposed on certain undistributed income of regulated investment companies. A Fund will be required to pay the 4% excise tax to the extent it does not distribute to its shareholders during any calendar year an amount equal to the sum of (i) 98% of its ordinary taxable income for the calendar year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve months ended October 31 of such year (or December 31 if elected by the Fund) and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to stockholders of record as of a date in October, November or December but actually paid during the following January will be taxable to these stockholders for the year declared, and not for the subsequent calendar year in which the stockholders actually received the dividend.

    Dividends of a Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to stockholders as ordinary income. Since each Fund expects to derive substantially all of its gross income from sources other than dividends, it is expected that none of the Fund's dividends or distributions will qualify for the dividends-received deduction for corporations.

    Distributions of net capital gain by a Fund to its stockholders will be taxable to the stockholders as long-term capital gains, irrespective of the length of time a stockholder may have held his Fund shares. Any dividend or distribution received by a stockholder on shares of a Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a stockholder, although in effect a return of capital to that particular stockholder, would be taxable to him as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the stockholder in cash or are reinvested in additional shares of a Fund.

    After the end of the taxable year, a Fund will notify stockholders of the federal income tax status of any distributions made by the Fund to stockholders during such year.

Sales

    Any gain or loss arising from a sale of Fund shares generally will be capital gain or loss except in the case of a dealer or a financial institution, and will be long-term capital gain or loss if such stockholder has held such shares for more than one year at the time of the sale; otherwise it will be short-term capital gain or loss. However, if a stockholder has held shares in a Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the stockholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of such distribution. In determining the holding period of such shares for this purpose, any period during which a stockholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

    Any loss realized by a stockholder on a sale or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to a Fund's DRIP would constitute a replacement if made within the period.
If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

Backup Withholding

    A Fund generally will be required to withhold tax at the rate of 31% of reportable payments (which may include dividends and distributions of net capital gain) payable to a noncorporate stockholder unless the stockholder certified on his subscription application that the social security or taxpayer identification number provided is correct and that the stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding.

United States Federal Income Taxation of a Fund

    The following discussion relates to certain significant United States federal income tax consequences to a Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that a Fund will be taxed as a regulated investment company for each of its taxable years.

Currency Fluctuations --"Section 988" Gains or Losses

    Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its stockholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends a Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to stockholders, rather than as an ordinary dividend, reducing each stockholder's basis in his Fund shares. To the extent that such distributions exceed such stockholder's basis, each will be treated as a gain from the sale of shares.

Options Futures Contracts, and Forward Foreign Currency Contracts

    Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by a Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. A Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

    The Treasury Department has the authority to issue regulations that would permit or require a Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. The regulations issued under this authority generally should not apply to the type of hedging transactions in which a Fund intends to engage.

    With respect to over-the-counter put and call options or options traded on certain foreign exchanges, gain or loss realized by a Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Fund will be treated as short-term capital gain or loss. In general, if a Fund exercises an option, or if an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

    Gain or loss realized by a Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by a Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if a Fund exercises such an option on a foreign currency, or such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

Tax Straddles

    Any option, futures contract, forward foreign currency contract, other forward contract, or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of a Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is capital. No such regulations have yet been issued. Various elections are available to a Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Fund all of the offsetting positions of which consist of section 1256 contracts.

Zero Coupon Treasury Securities

    Under current federal tax law, a Fund will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize interest attributable to it under the original issue discount rules of the Code from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as a Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. Accordingly, a Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of a Fund or by liquidation of portfolio securities, if necessary. A Fund may realize a gain or loss from such sales. In the event a Fund realizes net capital gains from such transactions, its stockholders may receive a larger capital gain distribution, if any, than they would have received in the absence of such transactions.

Government Guaranteed Mortgage Pass-through Securities

    Mortgage pass-through securities such as GNMA Certificates, FNMA Certificates, and FHLMC Certificates generally are taxable as trusts for Federal income tax purposes, with the certificate holders treated as the owners of the trust involved. As a result, payments of interest, principal and prepayments made on the underlying mortgage pool are taxed directly to certificate holders such as a Fund. Payments of interest, principal and prepayments made on the underlying mortgage pool will therefore generally maintain their character when received by a Fund.

Foreign Taxes

    Investment income received by a Fund from foreign government securities may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitles a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. To the extent that investment income of a Fund is subject to foreign income taxes, the Fund will be entitled to claim a deduction or credit for the amount of such taxes for United States federal income tax purposes. However, any such taxes will reduce the income available for distribution to a Fund's stockholders.

Other Taxation

    The foregoing is a brief summary of the federal tax laws applicable to investors in the Funds. Investors may also be subject to state and local taxes, although distributions of a Fund that are derived from interest on certain obligations to the U.S. Government and agencies thereof may be exempt from state and local taxes in certain states.

                          LEGAL MATTERS

    Certain legal matters concerning the Funds and their participation in the Acquisitions, the issuance of ACM I shares in connection with the Acquisitions and the tax consequences of the Acquisitions will be passed upon by Seward & Kissel LLP, One Battery Park Plaza, New York, NY 10004, counsel to the Funds.

                             EXPERTS

    The audited financial information in the Prospectus/Proxy Statement and the SAI has been included in reliance on the report of Ernst & Young LLP, independent auditors, 787 Seventh Avenue, New York, NY 10019, given on its authority as experts in auditing and accounting.

----------------------------------------------------------------

                      FINANCIAL STATEMENTS
----------------------------------------------------------------

                               PRO-FORMA COMBINED
                   ------------------------------------------
                              FINANCIAL STATEMENTS
                   ------------------------------------------


                        ACM GOVERNMENT OPPORTUNITY FUND

                         ACM GOVERNMENT SECURITIES FUND

                          ACM GOVERNMENT SPECTRUM FUND

                           ACM GOVERNMENT INCOME FUND










                                  JUNE 30, 2000
                                   (unaudited)

                                                 ACM Government Opportunity Fund
PORTFOLIO OF INVESTMENTS                          ACM Government Securities Fund
PRO-FORMA COMBINED                                  ACM Government Spectrum Fund
June 30, 2000 (unaudited)                             ACM Government Income Fund
================================================================================

                                             ACM          ACM           ACM            ACM
                             Combined    Government     Government   Government     Government
                             Principal   Opportunity    Securities    Spectrum        Income
                              Amount        Fund          Fund          Fund           Fund           Adjustments      Combined
                               (000)     U.S. $ Value  U.S. $ Value  U.S. $ Value   U.S. $ Value      U.S. $ Value   U.S. $ Value
                             ---------   ------------  ------------- -------------  ---------------   ------------   ------------
U.S. GOVERNMENT AND
 AGENCY OBLIGATIONS--92.6%
U.S. TREASURY BONDS--47.6%
  6.25%, 5/15/30............. $  5,000    $ 1,573,830  $           0 $   3,672,270    $           0   $       0     $   5,246,100
  8.125%, 8/15/19 (a)........  159,790      5,893,436    101,246,212    13,618,372       72,413,709           0       193,171,729
  8.75%, 8/15/20 (a).........    1,750              0        385,686             0        1,864,149           0         2,249,835
  8.875%, 2/15/19............    1,400        296,017              0     1,505,825                0           0         1,801,842
  10.75%, 8/15/05............   13,600      4,768,120              0    11,443,488                0           0        16,211,608
  12.00%, 8/15/13 (a)........   45,250              0     28,350,000             0       32,737,500           0        61,087,500
  12.375%, 5/15/04...........    9,000      3,006,250              0     7,816,250                0           0        10,822,500
  12.75%, 11/15/10...........   11,075      4,157,465              0    10,009,896                0           0        14,167,361
  13.25%, 5/15/14 (a)........   64,500      1,969,528     73,054,918     4,595,568       14,479,682           0        94,099,696
  13.75%, 8/15/04 (b)........   22,350      8,370,129              0    19,888,540                0           0        28,258,669
  14.00%, 11/15/11 (a)(b)....  178,300     14,581,875    115,960,625    34,441,000       82,630,625           0       247,614,125
                                          -----------   ------------  ------------     ------------   ---------    --------------
                                           44,616,650    318,997,441   106,991,209      204,125,665           0       674,730,965
                                          -----------   ------------  ------------     ------------   ---------    --------------

U.S. TREASURY STRIPS--35.2%
  Zero coupon, 5/15/10 (a)...  288,260              0    111,012,482             0       46,423,600           0       157,436,082
  Zero coupon, 5/15/12 (a)...  415,000              0    111,085,561             0       88,267,988           0       199,353,549
  Zero coupon, 8/15/12.......   78,000              0     20,349,750             0       16,563,750           0        36,913,500
  Zero coupon, 5/15/15.......   72,000      8,399,160              0    20,397,960                0           0        28,797,120
  Zero coupon, 5/15/17 (a)...   55,000              0              0             0       19,462,300           0        19,462,300
  Zero coupon, 2/15/19 (a)...   60,000              0              0             0       19,095,000           0        19,095,000
  Zero coupon, 11/15/21 (a)..  140,000              0     13,549,500             0       24,389,100           0        37,938,600
                                          -----------   ------------  ------------     ------------   ---------    --------------
                                            8,399,160    255,997,293    20,397,960      214,201,738           0       498,996,151
                                          -----------   ------------  ------------     ------------   ---------    --------------

U.S. TREASURY NOTES--7.7%
  4.50%, 9/30/00 (b).........   10,000      2,987,340              0     6,970,460                0           0         9,957,800
  5.875%, 11/30/01 (b).......   20,000      5,951,220              0    13,886,180                0           0        19,837,400
  6.50%, 2/15/10 (a).........   31,500      1,965,018              0     4,757,412       25,855,500           0        32,577,930
  6.875%, 5/15/06............   13,690      4,209,510              0     9,880,512                0           0        14,090,022
  7.50%, 11/15/01............   21,250      6,455,707              0    15,063,318                0           0        21,519,025
  7.875%, 11/15/04...........   11,000      3,547,349              0     8,100,660                0           0        11,648,009
                                          -----------   ------------  ------------     ------------   ---------    --------------
                                           25,116,144              0    58,658,542       25,855,500           0       109,630,186
                                          -----------   ------------  ------------     ------------   ---------    --------------

MORTGAGE RELATED SECURITIES--2.1%
Federal National Mortgage
  Association

  7.50%, 11/01/29............   16,011      4,735,683              0    11,046,452                0           0        15,782,135
  8.00%, 6/01/28.............    6,106      1,831,838              0     4,328,038                0           0         6,159,876
Government National Mortgage
  Association
  6.50%, 2/15/29.............    8,661      2,444,125              0     5,775,988                0           0         8,220,113
                                          -----------   ------------  ------------     ------------   ---------    --------------
                                            9,011,646              0    21,150,478                0           0        30,162,124
                                          -----------   ------------  ------------     ------------   ---------    --------------

Total U.S. Government and
  Agency Obligations
  (cost $1,359,523,910)......              87,143,600    574,994,734   207,198,189     444,182,903            0     1,313,519,426
                                          -----------   ------------  ------------     ------------   ---------    --------------

SOVEREIGN DEBT
 OBLIGATIONS--30.7%
ARGENTINA--1.9%
Republic of Argentina

  7.875%, 3/31/23 FRN (c)....    6,100              0      3,255,390             0        1,647,790           0         4,903,180
  11.75%, 6/15/15 (c)........   15,833              0     10,430,806             0        3,937,642           0        14,368,448
  12.00%, 2/01/20 (c)........    8,750      1,885,882      1,862,600     4,400,393                0           0         8,148,875
                                          -----------   ------------  ------------     ------------   ---------    --------------
                                            1,885,882     15,548,796     4,400,393        5,585,432           0        27,420,503
                                          -----------   ------------  ------------     ------------   ---------    --------------

                                                 ACM Government Opportunity Fund
PORTFOLIO OF INVESTMENTS                          ACM Government Securities Fund
PRO-FORMA COMBINED                                  ACM Government Spectrum Fund
June 30, 2000 (unaudited)                             ACM Government Income Fund
================================================================================

                                              ACM            ACM          ACM            ACM
                               Combined    Government     Government   Government     Government
                               Principal   Opportunity    Securities    Spectrum        Income
                                Amount        Fund          Fund          Fund           Fund          Adjustments      Combined
                                 (000)     U.S. $ Value  U.S. $ Value  U.S. $ Value   U.S. $ Value     U.S. $ Value   U.S. $ Value
                               ---------   ------------  ------------- -------------  ---------------  -----------   --------------
BRAZIL--5.3%
Republic of Brazil
  Discount Bonds FRN 7.375%,
  4/15/24 (d) ..............   $   5,000   $  1,179,450   $          0   $  2,752,050     $          0   $       0      $  3,931,500
Global Bonds
  12.25%, 3/06/30 (c) ......      13,500      1,146,875      7,777,500      3,431,250                0           0        12,355,625
  12.75%, 1/15/20 (c) ......      50,000              0     26,193,750              0       21,431,250           0        47,625,000
  14.50%, 10/15/09 .........      10,000      3,198,900              0      7,464,100                0           0        10,663,000
                                           ------------  -------------   -----------     ------------   ----------     -------------
                                              5,525,225     33,971,250     13,647,400       21,431,250           0        74,575,125
                                           ------------  -------------   -----------     ------------   ----------     -------------

BULGARIA--0.4%
Republic of Bulgaria
  IAB FRN
  7.0625%, 7/28/11 (e) .....       7,150      1,735,360              0      3,904,560                0           0         5,639,920
                                           ------------  -------------   -----------     ------------   ----------     -------------

COLOMBIA--0.2%
Republic of Colombia
  8.70%, 2/15/16 (c) .......       2,500              0      1,618,750              0                0           0         1,618,750
  9.75%, 4/23/09 (c) .......         800              0        630,000              0                0           0           630,000
                                           ------------  -------------   -----------     ------------   ----------     -------------
                                                      0      2,248,750              0                0           0         2,248,750
                                           ------------  -------------   -----------     ------------   ----------     -------------

MEXICO--8.2%
Mexican Treasury Bill
  21.86%, 9/07/00 (f) ......  MXN 37,097      1,096,111              0      2,554,637                0           0         3,650,748
United Mexican States
  6.25%, 12/31/19 ..........   $   5,500      1,448,125              0      3,103,125                0           0         4,551,250
  7.80%, 12/31/19 FRN ......       5,750      1,715,000              0      3,920,000                0           0         5,635,000
  9.875%, 2/01/10 (c) ......       7,500              0      4,269,375              0        3,493,125           0         7,762,500
  10.375%, 2/17/09 .........      13,500      4,081,000              0     10,229,000                0           0        14,310,000
  11.375%, 9/15/16 (c) .....      70,000              0     45,937,325              0       33,953,675           0        79,891,000
  Rights, expiring 2003 (g)        8,845              0              0              0                0           0                 0
                                           ------------  -------------   -----------     ------------   ----------     -------------
                                              8,340,236     50,206,700     19,806,762       37,446,800           0       115,800,498
                                           ------------  -------------   -----------     ------------   ----------     -------------

PANAMA--0.8%
Republic of Panama
  8.875%, 9/30/27 (c) ......       3,000              0      2,538,750              0                0           0         2,538,750
  9.375%, 4/01/29 ..........      10,000      2,872,500              0      6,702,500                0           0         9,575,000
                                           ------------  -------------   -----------     ------------   ----------     -------------
                                              2,872,500      2,538,750      6,702,500                0           0        12,113,750
                                           ------------  -------------   -----------     ------------   ----------     -------------

PERU--0.1%
Republic of Peru
  FLIRB
  3.75%, 3/07/17 (h)(i) ....       3,000              0      1,811,400              0                0           0         1,811,400
                                           ------------  -------------   -----------     ------------   ----------     -------------

PHILIPPINES--2.0%
Republic of Philippines
  9.875%, 1/15/19 ..........       5,250      1,224,450              0      3,061,125                0           0         4,285,575
  10.625%, 3/16/25 (c) .....      29,000      1,715,000     11,147,500      4,287,500        7,717,500           0        24,867,500
                                           ------------  -------------   -----------     ------------   ----------     -------------
                                              2,939,450     11,147,500      7,348,625        7,717,500           0        29,153,075
                                           ------------  -------------   -----------     ------------   ----------     -------------

POLAND--0.4%
Government of Poland
  10.00%, 6/12/04 ..........  PLN 31,000      1,727,731              0     4,223,774                 0           0         5,951,505
                                           ------------  -------------   -----------     ------------   ----------     -------------


                                                ACM Government Opportunity Fund
PORTFOLIO OF INVESTMENTS                         ACM Government Securities Fund
PRO-FORMA COMBINED                                 ACM Government Spectrum Fund
June 30, 2000 (unaudited)                            ACM Government Income Fund
================================================================================

                                               ACM          ACM              ACM            ACM
                                Combined    Government    Government      Government     Government
                                Principal   Opportunity   Securities       Spectrum        Income
                                 Amount        Fund         Fund             Fund           Fund      Adjustments   Combined
                                 (000)      U.S. $ Value  U.S. $ Value   U.S. $ Value   U.S. $ Value  U.S. $ Value U.S. $ Value
                                 -----      ------------  ------------   ------------   ------------  ------------ ------------

QATAR--0.6%
State of Qatar
  9.75%, 6/15/30 (i) ...        $    8,400   $ 1,869,030   $  1,967,400   $ 4,426,650   $          0    $     0   $  8,263,080
                                             -----------    -----------   -----------    -----------   --------   ------------
RUSSIA--8.1%
City of St. Petersburgh
  9.50%, 6/18/02 (i) ...            26,000             0     12,069,200             0      9,874,800          0     21,944,000
Ministry of Finance
  3.00%, 5/14/03 (c) ...            41,500     1,653,000      7,177,500     3,349,500      5,872,500          0     18,052,500
  12.75%, 6/24/28 (i) ..               750             0        642,225             0              0          0        642,225
Russian Federation WI
  2.25%, 3/31/30 (i) ...           196,725       830,500     43,842,531     1,683,719     27,663,781          0     74,020,531
                                             -----------    -----------   -----------    -----------   --------   ------------
                                               2,483,500     63,731,456     5,033,219     43,411,081          0    114,659,256
                                             -----------    -----------   -----------    -----------   --------   ------------
SOUTH AFRICA--1.2%
Development Bank of
  South Africa
  Zero coupon, 12/31/27       ZAR  370,000       389,381              0       810,612              0          0      1,199,993
European Bank for
  Reconstruction and
  Development
  Zero coupon, 4/07/27 .           160,335       203,170              0       541,350              0          0        744,520
International Bank for
  Reconstruction and
  Development
  Zero coupon, 12/31/25            420,000       606,903              0     1,516,138              0          0      2,123,041
  Zero coupon, 2/17/26 .           360,000       546,755              0     1,241,709              0          0      1,788,464
  Zero coupon, 7/14/27 .           345,000       504,623              0     1,110,664              0          0      1,615,287
Republic of South Africa
  9.125%, 5/19/09 (c) ..        $    7,500             0      4,032,189             0      3,299,062          0      7,331,251
  13.00%, 8/31/10 ......      ZAR   21,250       930,365              0     2,000,295              0          0      2,930,660
                                             -----------    -----------   -----------    -----------   --------   ------------
                                               3,181,197      4,032,189     7,220,768      3,299,062          0     17,733,216
                                             -----------    -----------   -----------    -----------   --------   ------------
TURKEY--1.4%
Turkey Treasury Bills
  Zero Coupon, 8/23/00 . TRL 3,895,000,000     1,669,370              0     3,882,328              0          0      5,551,698
Republic of Turkey
  11.75%, 6/15/10 (c) ..        $    5,250       767,813      3,075,000     1,537,500              0          0      5,380,313
  11.875%, 1/15/30 .....             4,250     1,331,250              0     3,198,750              0          0      4,530,000
Turkey Government Bond
  72.00%, 10/03/01 ..... TRL 1,940,000,000     1,140,245              0     2,669,735              0          0      3,809,980
                                             -----------    -----------   -----------    -----------   --------   ------------
                                               4,908,678      3,075,000    11,288,313              0          0     19,271,991
                                             -----------    -----------   -----------    -----------   --------   ------------

VENEZUELA--0.1%
Republic of Venezuela
  9.25%, 9/15/27 (c) ...        $    2,000             0      1,315,000             0              0          0      1,315,000
                                             -----------    -----------   -----------    -----------   --------   ------------
Total Sovereign Debt
  Obligations
  (cost $445,609,547) ..                      37,468,789    191,594,191    88,002,964    118,891,125          0    435,957,069
                                             -----------    -----------   -----------    -----------   --------   ------------

                                                 ACM Government Opportunity Fund
PORTFOLIO OF INVESTMENTS                          ACM Government Securities Fund
PRO-FORMA COMBINED                                  ACM Government Spectrum Fund
June 30, 2000 (unaudited)                             ACM Government Income Fund
================================================================================



                                                   ACM           ACM          ACM            ACM
                                    Combined    Government    Government    Government     Government
                                    Principal   Opportunity   Securities     Spectrum        Income
                                     Amount        Fund          Fund          Fund           Fund       Adjustments     Combined
                                      (000)     U.S. $ Value  U.S. $ Value  U.S.$ Value    U.S. $ Value  U.S. $ Value  U.S. $ Value
                                    ---------   ------------  ------------  -----------    ------------  ------------  ------------
CORPORATE DEBT
 OBLIGATIONS--6.8%
CANADA--0.5%
Clearnet Communications Inc.
  10.40%, 5/15/08 (c)(j).......    CAD 11,000      $       0   $ 2,473,142      $     0     $ 2,023,480       $     0   $ 4,496,622
  11.75%, 8/13/07 (c)..........         5,000              0     1,286,740            0       1,052,787             0     2,339,527
                                                   ---------   -----------      -------     -----------       -------   -----------

                                                           0     3,759,882            0       3,076,267             0     6,836,149
                                                   ---------   -----------      -------     -----------       -------   -----------

INDIA--2.0%
Reliance Industries Ltd.
  10.50%, 8/06/46 (i)..........       $30,885              0    15,366,550            0      12,575,511             0    27,942,061
                                                   ---------   -----------      -------     -----------       -------   -----------

UNITED KINGDOM--1.2%
  NTL Communications Corp.
  9.75%, 4/15/09 (i)...........    GBP 22,300              0     9,638,445            0       7,907,459             0    17,545,904
                                                   ---------   -----------      -------     -----------       -------   -----------

UNITED STATES--3.1%
Dresdner Funding Trust
  8.151%, 6/30/31 (b)(i).......       $50,000              0    25,109,934            0      18,559,516             0    43,669,450
                                                   ---------   -----------      -------     -----------       -------   -----------

Total Corporate Debt
  Obligations
  (cost $102,993,617)..........                            0    53,874,811            0      42,118,753             0    95,993,564
                                                   ---------   -----------      -------     -----------       -------   -----------

PREFERRED STOCK--3.4%
Abbey National PLC (c)(k)......    10,000,000              0    10,848,925            0       7,232,616             0    18,081,541
Bank of Scotland (c)(k)........     8,250,000              0     9,118,884            0       6,079,256             0    15,198,140
Centaur Funding Corp.,
  Series B (i).................    15,000,000              0     8,131,743            0       6,653,246             0    14,784,989
                                                   ---------   -----------      -------     -----------       -------   -----------

Total Preferred Stock
  (cost $60,876,980)...........                            0    28,099,552            0      19,965,118             0    48,064,670
                                                   ---------   -----------      -------     -----------       -------   -----------

TIME DEPOSIT--0.1%
Bank of New York
  5.75%, 7/03/00
  (cost $2,000,000)............      $  2,000      2,000,000             0            0               0             0     2,000,000
                                                   ---------   -----------      -------     -----------       -------   -----------

                                                ACM Government Opportunity Fund
PORTFOLIO OF INVESTMENTS                         ACM Government Securities Fund
PRO-FORMA COMBINED                                 ACM Government Spectrum Fund
June 30, 2000 (unaudited)                            ACM Government Income Fund
================================================================================


                                                  ACM          ACM              ACM            ACM
                                    Combined   Government    Government      Government     Government
                                    Principal  Opportunity   Securities       Spectrum        Income
                                     Amount       Fund         Fund             Fund           Fund      Adjustments    Combined
                                     (000)     U.S. $ Value  U.S. $ Value   U.S. $ Value   U.S. $ Value  U.S. $ Value  U.S. $ Value
                                     -----     ------------  ------------   ------------   ------------  ------------  ------------
REPURCHASE AGREEMENTS--4.6%
Merrill Lynch, Inc.
  6.50%, dated 6/30/00,
  due 7/03/00 in the amount of
  $17,509,479 (cost $17,500,000;
  collateralized by $17,765,000
  FNMA 6.50%, 8/15/04,
  value $17,853,825) ...........  $ 17,500           $    0       $    0        $    0      $17,500,000      $    0     $17,500,000
Merrill Lynch, Inc.
  6.50%, dated 6/30/00, due
  7/03/00 in the amount of
  $47,825,892 (cost $47,800,000;
  collateralized by $48,515,000
  FNMA 6.50%, 8/15/04,
  value $48,757,575) ...........    47,800                0    47,800,000             0               0           0      47,800,000
                                              -------------  ------------ -------------   -------------  ---------- ---------------
Total Repurchase Agreements
  (cost $65,300,000) ...........                          0    47,800,000             0      17,500,000           0      65,300,000
                                              -------------  ------------ -------------   -------------  ---------- ---------------
TOTAL INVESTMENTS--138.2%
  (cost $2,036,304,054 ) .......                126,612,389   896,363,288   295,201,153     642,657,899           0   1,960,834,729
Other assets less
  liabilities--(38.2%) .........                (29,467,868) (274,472,923)  (63,466,671)   (174,536,203)          0    (541,943,665)
                                              -------------  ------------ -------------   -------------  ---------- ---------------

NET ASSETS--100.0% .............               $ 97,144,521 $ 621,890,365 $ 231,734,482   $ 468,121,696      $    0 $ 1,418,891,064
                                              ============= ============= =============   =============  ========== ===============

(a) Securities, or portions thereof, have been segregated to collateralize the loan outstanding. Total value of segregated securities amounted to $822,687,307 at June 30, 2000.
(b) Securities, or portions thereof, loaned at June 30, 2000, with an aggregate market value of $92,879,515 and cash collateral received from the counterparties of Lehman Brothers and Merrill Lynch in the amount of $93,965,625.
(c) Securities, or portions thereof, have been segregated to collateralize open forward foreign currency contracts. Total value of segregated securities amounted to $252,729,807 at June 30, 2000.
(d) Collateralized Brady bond.
(e) Non-collateralized Brady bond.
(f) Interest rate represents annualized yield to maturity at purchase date.
(g) Non-income producing security.
(h) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at June 30, 2000.
(i) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, these securities amounted to $210,623,640 or 14.84% of net assets.
(j) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(k) Denominated in British Pounds.

    Glossary of Terms:
    FLIRB-Front Loaded Interest Reduction Bond
    FNMA-Federal National Mortgage Association
    FRN-Floating Rate Note
    IAB-Interest Arrears Bond
    WI-When Issued

    See notes to pro-forma combined financial statements.

                                                ACM Government Opportunity Fund
                                                 ACM Government Securities Fund
STATEMENT OF ASSETS AND LIABILITIES                ACM Government Spectrum Fund
June 30, 2000 (unaudited)                            ACM Government Income Fund
===============================================================================

                                 ACM Government ACM Government    ACM Government ACM Government                         Proforma
                               Opportunity Fund Securities Fund    Spectrum Fund  Income Fund        Adjustments        Combined
                               ---------------- ---------------   -------------- --------------      -----------     --------------
ASSETS
 Investments in securities, at
   value (cost $132,651,007,
   $930,727,472, $309,543,730,
   and $663,381,845,
   respectively) ..............  $  126,612,389  $  896,363,288  $  295,201,153   $  642,657,899   $           0     $1,960,834,729
 Cash .........................               0               0       2,464,944                0      96,722,788(a)      99,187,732
 Receivable for investment
   securities sold ............       5,267,509               0               0                0               0          5,267,509
 Interest receivable ..........       2,270,745      12,678,285       5,844,112        9,481,815               0         30,274,957
 Prepaid expenses .............           5,863         137,897          21,350          109,975               0            275,085
                                 --------------  --------------  --------------   --------------   -------------     --------------
 Total assets .................     134,156,506     909,179,470     303,531,559      652,249,689      96,722,788      2,095,840,012
                                 --------------  --------------  --------------   --------------   -------------     --------------

LIABILITIES
 Loan payable .................               0     110,000,000               0       90,000,000     100,000,000(a)     300,000,000
 Deposit for securities
   loaned .....................      28,925,625               0      65,040,000                0               0         93,965,625
 Payable for investment
   securities purchased .......       6,503,986     172,988,351       6,257,221       90,459,930               0        276,209,488
 Payable to custodian .........       1,368,902       1,117,535               0          790,775      (3,277,212)                 0
 Interest payable on securities
   lending ....................          61,022               0         116,627                0               0            177,649
 Advisory fee payable .........          55,460         494,763         216,610          360,114               0          1,126,947
 Administrative fee payable ...          24,988         100,685          41,241           77,870               0            244,784
 Loan interest payable ........               0       2,254,947               0        2,146,039               0          4,400,986
 Unrealized depreciation
   on forward exchange
   currency contracts .........               0         137,878               0           97,004               0            234,882
 Accrued expenses .............          72,002         194,946         125,378          196,261               0            588,587
                                 --------------  --------------  --------------   --------------   -------------     --------------
 Total liabilities ............      37,011,985     287,289,105      71,797,077      184,127,993      96,722,788        676,948,948
                                 --------------  --------------  --------------   --------------   -------------     --------------
 NET ASSETS ...................  $   97,144,521  $  621,890,365  $  231,734,482   $  468,121,696   $           0     $1,418,891,064
                                 ==============  ==============  ==============   ==============   =============     ==============
 Shares outstanding ...........      12,425,781      78,226,348      35,235,527       58,744,751               0        178,057,027
                                 ==============  ==============  ==============   ==============   =============     ==============
 Net asset value per share ....  $         7.82  $         7.95  $         6.58   $         7.97   $           0     $         7.97
                                 ==============  ==============  ==============   ==============   =============     ==============
-----------------------------------------------------------------------------------------------------------------------------------
(a)Merged Fund includes an increase in loan of $100,000,000 (see Note A). See notes to pro-forma combined financial statements.


                                                 ACM Government Opportunity Fund
                                                  ACM Government Securities Fund
STATEMENT OF OPERATIONS                             ACM Government Spectrum Fund
Twelve Months Ended June 30, 2000 (unaudited)         ACM Government Income Fund
================================================================================


                                 ACM Government    ACM Government   ACM Government   ACM Government                    Proforma
                               Opportunity Fund   Securities Fund    Spectrum Fund    Income Fund      Adjustments     Combined
                               ----------------   ---------------   --------------   --------------    -----------    -----------
INVESTMENT INCOME
 Interest.....................      $12,174,339       $73,640,896      $29,060,320      $55,207,680     $        0   $170,083,235
 Dividends (net of foreign
   taxes withheld of $0,
   $162,886, $0 and $108,592,
   respectively)..............                0         1,533,283                0        1,034,069              0      2,567,352
                                    -----------       -----------      -----------      -----------     ----------    -----------
                                     12,174,339        75,174,179       29,060,320       56,241,749              0    172,650,587

EXPENSES
 Advisory fee.................          757,881         5,232,843        2,243,558        3,922,231       (498,440)    11,658,073(a)
 Custodian....................          164,486           233,860          129,678          198,406        (46,430)       680,000(b)
 Administrative fee...........          151,577         1,047,381          451,059          813,422       (308,943)     2,154,496(c)
 Reports and notices to
   shareholders...............           56,473           177,305           80,988          129,750       (204,516)       240,000(d)
 Audit and legal..............           46,024            91,105           72,300           90,150       (194,579)       105,000(d)
 Transfer agency..............           37,210           224,280           75,684          202,792        (59,966)       480,000(d)
 Directors' fees..............           35,891            37,958           35,504           43,946       (115,299)        38,000(d)
 Registration fee.............           25,177            70,587           29,020           54,576        (69,360)       110,000(d)
 Miscellaneous................           29,092            98,059           15,280           86,204       (183,635)        45,000(d)
                                    -----------       -----------      -----------      -----------     ----------    -----------
 Total expenses before
   interest...................        1,303,811         7,213,378        3,133,071        5,541,477     (1,681,168)    15,510,569
 Interest expense.............          648,893         6,965,305        1,484,871        5,808,479      6,450,000     21,357,548(e)
                                    -----------       -----------      -----------      -----------     ----------    -----------
 Total expenses...............        1,952,704        14,178,683        4,617,942       11,349,956      4,768,832     36,868,117
                                    -----------       -----------      -----------      -----------     ----------    -----------
 Net investment income........       10,221,635        60,995,496       24,442,378       44,891,793     (4,768,832)   135,782,470
                                    -----------       -----------      -----------      -----------     ----------    -----------
REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS,
SWAP CONTRACTS AND FOREIGN
CURRENCY TRANSACTIONS
 Net realized losses on
   investment transactions....       (3,821,296)       (8,273,725)      (8,851,633)     (12,129,969)            0     (33,076,623)
 Net realized gains on
   swap contracts.............                0         4,938,401                0        7,750,722             0      12,689,123
 Net realized gains (losses)
   on foreign currency
   transactions...............         (433,193)        2,734,499         (941,146)       1,953,339             0       3,313,499
 Net change in unrealized
   appreciation/depreciation of:
    Investments and swap
     contracts................        2,470,430         5,744,128        4,125,502        4,763,590             0      17,103,650
    Foreign currency
     transactions.............         (235,068)         (947,901)        (223,281)        (658,806)            0      (2,065,056)
                                    -----------       -----------      -----------      -----------     ----------    -----------
 Net gain (loss) on investments,
   swap contracts and foreign
   currency transactions......       (2,019,127)        4,195,402       (5,890,558)       1,678,876             0      (2,035,407)
                                    -----------       -----------      -----------      -----------     ----------    -----------
 NET INCREASE IN
  NET ASSETS FROM
  OPERATIONS..................      $ 8,202,508       $65,190,898      $18,551,820      $46,570,669   $(4,768,832)   $133,747,063
                                    ===========       ===========      ===========      ===========   ===========    ============

--------------------------------------------------------------------------------
(a) Monthly advisory fee equal to the sum of 1/12th of .30% of the Fund's average weekly net assets up to $250 million, 1/12th of .25% of the Fund's average weekly net assets in excess of $250 million, and 5.25% of the daily gross income accrued by the Fund during the month (not to exceed approximately 1% on an annual basis).
(b) Custodian fees are based on monthly fixed fees and on average net assets.
(c) Administrative fee consists of a monthly fee equal to the annualized rate of .18 of 1% of the Fund's average weekly net assets up to $100 million, .16 of 1% of the Fund's next $200 million of average weekly net assets, and .15 of 1% of the Fund's average weekly net assets in excess of $300 million.
(d) Expenses are based on one fund.
(e) Includes interest expense on $100,000,000 increase in loan.

    See notes to pro-forma combined financial statements.

                                                 ACM Government Opportunity Fund
NOTES TO PRO-FORMA COMBINED                       ACM Government Securities Fund
FINANCIAL STATEMENTS                                ACM Government Spectrum Fund
June 30, 2000 (unaudited)                             ACM Government Income Fund
================================================================================

NOTE A: General

The Pro-forma Financial Statements give effect to the proposed acquisition of the assets of ACM Government Opportunity Fund, ACM Government Securities Fund and ACM Government Spectrum Fund by ACM Government Income Fund (the "Fund") pursuant to agreements and plans of acquisition and liquidation. The acquisitions would be accomplished by a tax-free exchange of the assets of ACM Government Opportunity Fund, ACM Government Securities Fund and ACM Government Spectrum Fund for shares of ACM Government Income Fund.

The unaudited Pro-forma Statements of Investments, of Assets and Liabilities and of Operations have been prepared as though the acquisitions had been effective June 30, 2000 and should be read in conjunction with the historical financial statements and schedules of investments of the Fund, included in the Statement of Additional Information. The Pro-forma Statement of Operations has been prepared under the assumption that certain expenses would be lower for the combined entity as a result of the acquisitions. The Pro-forma Statements of Assets and Liabilities and of Operations, also assumed the addition of $100 million in investment leverage for the combined entity through an increase in the amount available under the Fund's current leverage facility with Societe Generale, as the Administrative agent, and Barton Capital Corporation, as lender. The expense of the acquisitions, including costs of the proxy solicitation, will be shared between the Adviser and ACM Government Opportunity Fund, ACM Government Securities Fund, ACM Government Spectrum Fund and ACM Government Income Fund.

NOTE B: Significant Accounting Policies

The Pro-forma combined financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there is no sale on that day, such securities are valued at the closing bid prices on that day.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. At June 30, 2000, the Fund's cost of investments for federal income tax purposes was, on a pro-forma combined basis, substantially the same as for financial reporting purposes.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign securities, holding of foreign currencies, options on foreign currencies, closed forward exchange currency contracts, exchange gains and losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net foreign currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation of investments, swap contracts and foreign currency transactions.

                                                 ACM Government Opportunity Fund
NOTES TO PRO-FORMA COMBINED                       ACM Government Securities Fund
FINANCIAL STATEMENTS                                ACM Government Spectrum Fund
June 30, 2000 (unaudited)                             ACM Government Income Fund
================================================================================

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE C: Advisory, Administrative Fees and
Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P., (the "Adviser") a monthly advisory fee in an amount equal to the sum of 1/12th of .30% of the Fund's average weekly net assets up to $250 million, 1/12th of .25% of the Fund's average weekly net assets in excess of $250 million, and 5.25% of the daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of 1% of the Fund's average weekly net assets during the month (approximately 1% on an annual basis).

Under the terms of an Administrative Agreement, the Fund pays its Administrator, Mitchell Hutchins Asset Management Inc., a monthly fee equal to the annualized rate of .18 of 1% of the Fund's average weekly net assets up to $100 million,
 .16 of 1% of the Fund's next $200 million of average weekly net assets, and .15 of 1% of the Fund's average weekly net assets in excess of $300 million. The Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.

                           APPENDIX A

                          BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the


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                   protection of interest and principal payments
                   may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa                Bonds which are rated Caa are of poor
                   standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating  When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.  An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date



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data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD'S & POOR'S RATINGS SERVICES

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C  Debt rated BB, B, CCC, CC or C is regarded as having significant speculative
                   characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure


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                   to adverse business, financial or economic
                   conditions which could lead to an inadequate capacity to pay interest and repay principal.

B Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CCDebt rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or
Minus (-)          The ratings from AA to CCC may be modified by
                   the addition of a plus or minus sign to show relative standing within the major rating categories.

NR                 Not rated.

DUFF & PHELPS CREDIT RATING CO.

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-       High credit quality.  Protection factors are
                   strong. Risk is modest but may vary slightly from time to time because of economic conditions.





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

A+, A, A-          Protection factors are average but adequate.
                   However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB-    Below average protection factors but still
                   considered sufficient for prudent investment.
                   Considerable variability in risk during
                   economic cycles.

BB+, BB, BB-       Below investment grade but deemed likely to
                   meet obligations when due. Present or
                   prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B-          Below investment grade and possessing risk
                   that obligations will not be met when due.
                   Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes.
                   Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC                Well below investment grade securities.
                   Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP                 Preferred stock with dividend arrearages.

FITCH IBCA, INC.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is


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

                   very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC                Bonds have certain identifiable
                   characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.





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

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, D         Bonds are in default on interest and/or
                   principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor.
                   DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+)
Minus (-)          Plus and minus signs are used with a rating
                   symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR                 Indicates that Fitch does not rate the
                   specific issue.




























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INDEX TO EXHIBITS

EXHIBIT NUMBER          DESCRIPTION OF EXHIBIT

(1)(a)                  Articles of Incorporation of the
                        Registrant

(1)(b)                  Articles of Amendment to the
                        Articles of Incorporation dated
                        August 14, 1987

(1)(c)                  Articles of Amendment to the
                        Articles of Incorporation dated
                        April 14, 1989

(2)(a)                  By-Laws

(2)(b)                  Amendment to By-Laws

(6)(a)                  Investment Advisory Agreement

(6)(b)                  Administration Agreement

(9)(a)                  Custodian Agreement

(9)(b)                  Amendment to Custodian Agreement

(9)(c)                  Amendment to Custodian Agreement

(9)(d)                  Amendment to Custodian Agreement

(11)(a)                 Opinion of Seward & Kissel LLP

(11)(b)                 Opinion of Ballard, Spahr Andrew &
                        Ingersoll, LLP

(13)(a)                 Transfer Agency Agreement

(13)(b)                 Shareholder Inquiry Agency Agreement

(13)(d)                 Dividend Reinvestment and Cash
                        Purchase Plan

(14)                    Consent of Ernst & Young LLP,
                        independent auditors for ACM II, ACM
                        III, ACM IV and the Registrant

(16)                    Powers of Attorney